UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-06367

                                             Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                       Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                       Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Income Fund Annual Report — September 30, 2016	Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended September 30, 2016, the net asset value (“NAV”) per Class AAA Share of The Gabelli Equity Income Fund increased 11.3% compared with an increase of 15.4% for the Standard & Poor’s (“S&P”) 500 Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2016.

Performance Discussion (Unaudited)

Our stock selection process is based on the investment principles of Graham and Dodd, the first investors to articulate the fundamentals of value investing. Their work provided the framework for value investing, and we contributed to this framework with the discipline of Private Market Value with a Catalyst®. This proprietary research and valuation method identifies companies whose shares are selling at a discount to intrinsic value, with an identifiable path to realizing, or surfacing, that private market value. We define private market value as the price an informed acquirer would pay for an entire enterprise. The catalyst comprises identifiable events or circumstances that might reasonably result in the narrowing of the difference between the public market price of the stock and our estimate of the private market value. This realization of value can take place gradually or suddenly, with company specific changes such as management changes or restructurings, sale of assets or of the business as a whole, or industry changes such as changes in regulation or changes in competition.

The market volatility exhibited in 2015 continued into the quarter ending March 31, 2016, as a sharply negative January preceded a flattish February, followed by a March recovery. Driving much of these rotations were uneven economic data, global concerns (namely the Chinese economy and oil production), and speculation about interest rate increases and their timing. Near the close of the quarter, the Federal Reserve left short term interest rates unchanged in its March meeting and suggested a cautious approach to rate hikes for the rest of the year.

During the quarter ended June 30, investors’ worries shifted from a collapse in China, to a recession in the U.S. and increasing oil prices, and finally, to Brexit; the United Kingdom’s vote to exit the European Union (EU). The vote to leave the EU sparked a market correction, amplifying economic uncertainty, increasing volatility, and driving down the pound. However, these events were quickly followed by a strong bounce back to earlier, more stable levels.

The quarter ending September 30 saw a mixed set of data, including an improvement in consumer spending. The overall market was up low single digits. However, core income growth, meaning wages and salaries, has been in a slowing trend for over a year. The long term slow growth in GDP has resulted in low sales growth for corporations, which has put downward pressure on profits and capital spending. This has been part of the circle of low growth and more accommodative monetary and fiscal policies, not just in the United States, but globally.

Among the better performing stocks for the fiscal year were: Navistar International Corp. (0.3% of net assets as of September 30, 2016), an American holding company and manufacturer and marketer of medium and heavy trucks and mid-range diesel engines. In September, Navistar and Volkswagen Truck & Bus announced a long anticipated strategic alliance in which the two truck manufacturers would share technology and purchasing efforts in exchange for VW taking a $256 million stake (16.6%) in Navistar. Natural gas company Spectra Energy Corp. (0.1%); and gold producer Freeport-McMoRan Inc. (0.1%) also performed well. On September 6, 2016, Enbridge announced an agreement to merge with Spectra Energy Corp. for $40 per share, or $28 billion enterprise value, to create the largest energy infrastructure company in North America. All three holdings returned over 60% for the year.

Some of our weaker performers were Weatherford International plc (0.1%); asset manager Waddell & Reed Financial Inc. (0.1%); and tax preparation company H&R Block Inc. (0.3%). Waddell & Reed’s investment performance has been weaker which has led to outflows in their funds. The company has announced restructuring to cut costs. H&R Block had poor execution during tax season and lost market share due to tax preparation software Turbo Tax.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through September 30, 2016 (a)(b) (Unaudited)					Since
	1 Year	5 Year	10 Year	15 Year	Inception (01/02/92)
Class AAA (GABEX)	11.31%	12.25%	6.46%	7.87%	9.84%
S&P 500 Index	15.43	16.37	7.24	7.15	9.08	(e)
Nasdaq Composite Index	16.45	18.62	10.15	9.92	9.31	(e)
Lipper Equity Income Fund Average	14.61	13.94	5.87	6.69	8.24
Class A (GCAEX)	11.31	12.24	6.47	7.87	9.83
With sales charge (c)	4.91	10.92	5.84	7.44	9.57
Class C (GCCEX)	10.51	11.42	5.67	7.20	9.42
With contingent deferred sales charge (d)	9.51	11.42	5.67	7.20	9.42
Class I (GCIEX)	11.59	12.54	6.70	8.04	9.94

In the current prospectuses dated January 28, 2016, the expense ratios for Class AAA, A, C, and I Shares are 1.37%, 1.37%, 2.12%, and 1.12%, respectively. See page 14 for the expense ratios for the year ended September 30, 2016. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(e)	S&P 500 Index and Nasdaq Composite Index since inception performance is as of December 31, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY INCOME FUND CLASS AAA SHARES AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The Gabelli Equity Income Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2016 through September 30, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2016.

	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Annualized Expense Ratio	Expenses Paid During Period*

The Gabelli Equity Income Fund

Actual Fund Return
Class AAA	$1,000.00	$1,054.90	1.38%	$ 7.09
Class A	$1,000.00	$1,054.70	1.38%	$ 7.09
Class C	$1,000.00	$1,050.80	2.13%	$10.92
Class I	$1,000.00	$1,056.20	1.13%	$ 5.81
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.10	1.38%	$ 6.96
Class A	$1,000.00	$1,018.10	1.38%	$ 6.96
Class C	$1,000.00	$1,014.35	2.13%	$10.73
Class I	$1,000.00	$1,019.35	1.13%	$ 5.70

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2016:

The Gabelli Equity Income Fund

Financial Services	18.8%
Food and Beverage	14.6%
Health Care	12.0%
Retail	8.6%
Consumer Products	4.8%
Diversified Industrial	4.2%
Energy and Utilities: Oil	3.7%
Telecommunications	3.5%
Automotive: Parts and Accessories	2.8%
Specialty Chemicals	2.6%
Aerospace	2.6%
Entertainment	1.7%
Broadcasting	1.7%
Building and Construction	1.6%
Computer Software and Services	1.5%
Equipment and Supplies	1.5%
Energy and Utilities: Services	1.4%
Energy and Utilities: Natural Gas	1.4%
Electronics	1.3%
Business Services	1.3%
Real Estate Investment Trusts	1.1%
Computer Hardware	1.0%

Machinery	1.0%
Metals and Mining	1.0%
Cable and Satellite	0.9%
Communications Equipment	0.9%
Energy and Utilities: Integrated	0.8%
Environmental Services	0.7%
Wireless Communications	0.7%
Agriculture	0.7%
Hotels and Gaming	0.6%
Automotive	0.5%
Transportation	0.4%
Aviation: Parts and Services	0.3%
Energy and Utilities: Electric	0.3%
Consumer Services	0.2%
Energy and Utilities: Water	0.2%
Paper and Forest Products	0.0%*
Publishing	0.0%*
Real Estate	0.0%*
Other Assets and Liabilities (Net)	(2.9)%

100.0%

*	Amount represents less than 0.05%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 102.6%
	Aerospace — 2.6%
64,000	Aerojet Rocketdyne Holdings Inc.†	$359,828	$1,125,120
2,000	Lockheed Martin Corp.	47,350	479,440
10,000	Raytheon Co.	279,200	1,361,300
180,000	Rockwell Automation Inc.	7,135,843	22,021,200
2,000	Rockwell Collins Inc.	15,844	168,680
1,500,000	Rolls-Royce Holdings plc	10,969,440	13,998,341
50,000	The Boeing Co.	3,117,884	6,587,000

		21,925,389	45,741,081

	Agriculture — 0.7%
100,000	Archer Daniels Midland Co.	2,734,560	4,217,000
81,500	Monsanto Co.	1,501,334	8,329,300
12,000	The Mosaic Co.	186,246	293,520

		4,422,140	12,839,820

	Automotive — 0.5%
125,000	Ford Motor Co.	1,404,144	1,508,750
240,000	Navistar International Corp.†	4,770,116	5,493,600
31,000	PACCAR Inc.	1,399,566	1,822,180

		7,573,826	8,824,530

	Automotive: Parts and Accessories — 2.8%
8,000	BorgWarner Inc.	246,560	281,440
190,000	Dana Inc.	3,137,081	2,962,100
70,000	Federal-Mogul Holdings Corp.†	753,550	672,700
416,000	Genuine Parts Co.	17,940,852	41,787,200
36,000	Modine Manufacturing Co.†	307,265	426,960
4,000	O’Reilly Automotive Inc.†	100,320	1,120,440
31,000	Tenneco Inc.†	470,565	1,806,370

		22,956,193	49,057,210

	Aviation: Parts and Services — 0.3%
35,000	Curtiss-Wright Corp.	248,332	3,188,850
29,000	United Technologies Corp.	1,453,950	2,946,400

		1,702,282	6,135,250

	Broadcasting — 1.7%
350,000	CBS Corp., Cl. A, Voting	8,412,735	19,218,500
53,000	CBS Corp., Cl. B, Non-Voting	1,219,019	2,901,220
65,575	Liberty Global plc, Cl. A†	1,481,226	2,241,353
160,539	Liberty Global plc, Cl. C†	3,626,432	5,304,209
36,000	MSG Networks Inc., Cl. A†	134,967	669,960

		14,874,379	30,335,242

	Building and Construction — 1.5%
218,000	Fortune Brands Home & Security Inc.	2,273,822	12,665,800
40,000	Herc Holdings Inc.†	1,502,296	1,348,000

Shares		Cost	Market Value
254,500	Johnson Controls International plc	$5,433,856	$11,841,885

		9,209,974	25,855,685

	Business Services — 1.3%
37,000	Automatic Data Processing Inc.	1,358,159	3,263,400
97,300	Diebold Inc.	2,961,258	2,412,067
100,000	MasterCard Inc., Cl. A	864,079	10,177,000
2,000	MSC Industrial Direct Co. Inc., Cl. A	132,352	146,820
40,000	Pentair plc	1,223,885	2,569,600
30,000	S&P Global Inc.	1,225,693	3,796,800
4,000	Vectrus Inc.†	61,245	60,920

		7,826,671	22,426,607

	Cable and Satellite — 0.9%
10,000	AMC Networks Inc., Cl. A†	389,742	518,600
200	Cable One Inc.	26,256	116,800
168,000	DISH Network Corp., Cl. A†	3,451,041	9,203,040
16,000	EchoStar Corp., Cl. A†	478,840	701,280
8,181	Liberty Global plc LiLAC, Cl. A†	221,309	225,714
20,030	Liberty Global plc LiLAC, Cl. C†	541,872	561,842
60,000	Scripps Networks Interactive Inc., Cl. A	2,582,949	3,809,400

		7,692,009	15,136,676

	Communications Equipment — 0.9%
700,000	Corning Inc.	9,266,661	16,555,000

	Computer Hardware — 1.0%
22,000	Apple Inc.	1,611,288	2,487,100
100,000	HP Inc.	799,421	1,553,000
88,000	International Business Machines Corp.	7,026,526	13,978,800

		9,437,235	18,018,900

	Computer Software and Services — 1.5%
11,000	CDK Global Inc.	171,508	630,960
111,500	Fidelity National Information Services Inc.	1,973,852	8,588,845
300,000	Hewlett Packard Enterprise Co.	3,540,582	6,825,000
50,000	Microsoft Corp.	1,397,000	2,880,000
23,000	NetScout Systems Inc.†	371,369	672,750
170,000	Yahoo! Inc.†	2,777,079	7,327,000

		10,231,390	26,924,555

	Consumer Products — 4.8%
44,000	Altria Group Inc.	517,039	2,782,120
82,000	Edgewell Personal Care Co.†	3,487,167	6,520,640
62,000	Energizer Holdings Inc.	783,090	3,097,520

See accompanying notes to financial statements.

6

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
2,000	National Presto Industries Inc.	$60,046	$175,580
50,000	Philip Morris International Inc.	1,501,172	4,861,000
97,000	Reckitt Benckiser Group plc	2,997,050	9,133,982
19,000	Svenska Cellulosa AB, Cl. A	326,762	564,321
1,100,000	Swedish Match AB	14,470,956	40,364,620
155,000	The Procter & Gamble Co.	8,880,238	13,911,250
81,000	Unilever NV - NY Shares	1,639,778	3,734,100

		34,663,298	85,145,133

	Consumer Services — 0.2%
3,500	Allegion plc	50,080	241,185
122,000	Rollins Inc.	293,512	3,572,160

		343,592	3,813,345

	Diversified Industrial — 4.1%
100,000	Crane Co.	3,402,503	6,301,000
80,000	Eaton Corp. plc	3,769,548	5,256,800
640,000	General Electric Co.	10,618,388	18,956,800
192,000	Honeywell International Inc.	6,196,527	22,385,280
50,000	ITT Inc.	1,004,526	1,792,000
50,000	Jardine Matheson Holdings Ltd.	2,372,853	3,030,500
180,000	Jardine Strategic Holdings Ltd.	4,227,653	5,886,000
120,000	Textron Inc.	763,372	4,770,000
350,000	Toray Industries Inc.	2,392,238	3,379,025
26,000	Trinity Industries Inc.	376,576	628,680

		35,124,184	72,386,085

	Electronics — 1.3%
20,000	Dolby Laboratories Inc., Cl. A	787,104	1,085,800
8,173	Fortive Corp.	150,615	416,006
45,000	Sony Corp.	1,174,377	1,461,318
85,000	Sony Corp., ADR	2,025,391	2,822,850
74,000	TE Connectivity Ltd.	2,500,525	4,764,120
175,000	Texas Instruments Inc.	4,531,094	12,281,500

		11,169,106	22,831,594

	Energy and Utilities: Electric — 0.3%
12,000	American Electric Power Co. Inc.	412,710	770,520
7,000	Avangrid Inc.	137,482	292,460
45,000	El Paso Electric Co.	351,450	2,104,650
50,000	Korea Electric Power Corp., ADR	650,030	1,219,000
105,000	The AES Corp.	518,708	1,349,250

		2,070,380	5,735,880

	Energy and Utilities: Integrated — 0.8%
5,512	California Resources Corp.	109,927	68,900

Shares		Cost	Market Value
18,000	Dominion Resources Inc.	$609,314	$1,336,860
7,000	Duke Energy Corp.	326,055	560,280
210,000	Energy Transfer Equity LP	1,351,030	3,525,900
29,000	Eni SpA	304,221	417,641
14,000	Eversource Energy	211,873	758,520
6,500	Iberdrola SA, ADR	98,020	176,475
2,000	NextEra Energy Inc.	80,620	244,640
65,000	OGE Energy Corp.	866,906	2,055,300
59,000	PNM Resources Inc.	607,016	1,930,480
55,000	Westar Energy Inc.	624,753	3,121,250

		5,189,735	14,196,246

	Energy and Utilities: Natural Gas — 1.4%
2,000	Atmos Energy Corp.	52,608	148,940
90,000	Kinder Morgan Inc.	2,890,350	2,081,700
210,000	National Fuel Gas Co.	9,311,949	11,354,700
17,000	ONE Gas Inc.	72,951	1,051,280
120,000	ONEOK Inc.	1,199,557	6,166,800
24,000	Piedmont Natural Gas Co. Inc.	394,017	1,440,960
14,000	Southwest Gas Corp.	288,512	978,040
46,000	Spectra Energy Corp.	1,043,458	1,966,500

		15,253,402	25,188,920

	Energy and Utilities: Oil — 3.7%
179,000	Anadarko Petroleum Corp.	9,017,310	11,341,440
1,500	Apache Corp.	83,360	95,805
95,000	BP plc, ADR	3,954,774	3,340,200
121,000	Chevron Corp.	5,275,194	12,453,320
145,000	ConocoPhillips	2,955,952	6,303,150
16,000	Denbury Resources Inc.†	47,450	51,680
39,000	Devon Energy Corp.	1,150,716	1,720,290
112,000	Exxon Mobil Corp.	3,217,018	9,775,360
111,000	Hess Corp.	6,722,409	5,951,820
28,000	Marathon Oil Corp.	652,294	442,680
36,000	Marathon Petroleum Corp.	588,886	1,461,240
87,000	Occidental Petroleum Corp.	3,357,100	6,344,040
3,000	PetroChina Co. Ltd., ADR	234,161	200,400
108,000	Royal Dutch Shell plc, Cl. A, ADR	4,778,015	5,407,560
17,000	Total SA, ADR	282,789	810,900

		42,317,428	65,699,885

	Energy and Utilities: Services — 1.4%
350,000	Halliburton Co.	10,342,941	15,708,000
93,000	Oceaneering International Inc.	2,001,490	2,558,430
60,000	Schlumberger Ltd.	2,723,820	4,718,400
455,000	Weatherford International plc†	5,769,370	2,557,100

		20,837,621	25,541,930

	Energy and Utilities: Water — 0.2%
22,500	Aqua America Inc.	166,116	685,800

See accompanying notes to financial statements.

7

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Water (Continued)
80,000	Severn Trent plc	$2,133,400	$2,597,470

		2,299,516	3,283,270

	Entertainment — 1.7%
150,000	Grupo Televisa SAB, ADR	3,532,654	3,853,500
12,000	The Madison Square Garden Co, Cl. A†	347,057	2,032,920
114,000	Time Warner Inc.	3,143,442	9,075,540
134,000	Twenty-First Century Fox Inc., Cl. B	4,252,037	3,315,160
298,046	Viacom Inc., Cl. A	11,778,960	12,762,330

		23,054,150	31,039,450

	Environmental Services — 0.7%
50,000	Republic Services Inc.	1,684,307	2,522,500
169,000	Waste Management Inc.	5,666,202	10,775,440

		7,350,509	13,297,940

	Equipment and Supplies — 1.5%
31,500	A.O. Smith Corp.	219,384	3,111,885
16,346	Danaher Corp.	476,946	1,281,363
190,000	Flowserve Corp.	2,554,267	9,165,600
24,000	Graco Inc.	1,307,940	1,776,000
12,000	Ingersoll-Rand plc	249,750	815,280
26,000	Minerals Technologies Inc.	951,815	1,837,940
190,000	Mueller Industries Inc.	3,794,476	6,159,800
16,000	Parker Hannifin Corp.	835,168	2,008,480
15,000	Tenaris SA, ADR	306,100	426,000

		10,695,846	26,582,348

	Financial Services — 18.8%
6,500	Alleghany Corp.†	1,001,491	3,412,630
307,107	AllianceBernstein Holding LP	5,008,288	7,002,040
332,000	American Express Co.	13,154,601	21,261,280
200,000	American International Group Inc.	4,566,720	11,868,000
31,000	Argo Group International Holdings Ltd.	706,689	1,749,020
21,000	Banco Popular Espanol SA	166,484	25,973
5,195	Banco Santander Chile, ADR	29,250	107,485
95,000	Banco Santander SA, ADR	715,658	418,950
335,000	Bank of America Corp.	3,395,384	5,242,750
13,056	BNP Paribas SA	580,935	671,287
400,000	Citigroup Inc.	14,897,828	18,892,000
12,000	Deutsche Bank AG†	197,322	157,080
57,000	Dundee Corp., Cl. A†	762,181	293,266
44,000	Eaton Vance Corp.	1,344,334	1,718,200
130,000	Federated Investors Inc., Cl. B	3,202,051	3,851,900
34,000	Fidelity Southern Corp.	281,974	625,260
256,000	H&R Block Inc.	4,577,499	5,926,400
54,000	Interactive Brokers Group Inc., Cl. A	820,617	1,904,580

Shares		Cost	Market Value
310,000	Janus Capital Group Inc.	$3,087,882	$4,343,100
270,000	JPMorgan Chase & Co.	9,499,666	17,979,300
82,758	Julius Baer Group Ltd.	2,738,518	3,367,394
32,000	Kemper Corp.	868,650	1,258,240
90,100	Kinnevik AB, Cl. A	1,682,511	2,505,929
19,000	Kinnevik AB, Cl. B	278,394	484,590
430,000	Legg Mason Inc.	9,687,835	14,396,400
15,000	Leucadia National Corp.	263,160	285,600
138,000	Loews Corp.	5,594,059	5,678,700
155,000	M&T Bank Corp.	11,346,097	17,995,500
334,000	Marsh & McLennan Companies Inc.	10,030,101	22,461,500
347,000	Morgan Stanley	8,520,962	11,124,820
288,000	Navient Corp.	2,385,656	4,167,360
75,000	Northern Trust Corp.	3,374,898	5,099,250
40,000	Och-Ziff Capital Management Group LLC, Cl. A	222,990	173,600
40,000	Oritani Financial Corp.	400,000	628,800
40,000	Popular Inc.	1,006,510	1,528,800
14,000	Royal Bank of Canada	698,975	867,440
310,000	SLM Corp.†	1,466,618	2,315,700
170,000	State Street Corp.	7,766,302	11,837,100
310,000	Sterling Bancorp	3,484,951	5,425,000
12,000	SunTrust Banks Inc.	251,737	525,600
81,500	T. Rowe Price Group Inc.	3,695,844	5,419,750
100,000	TD Ameritrade Holding Corp.	1,692,686	3,524,000
1,150,000	The Bank of New York Mellon Corp.	33,925,753	45,862,000
3,000	The Dun & Bradstreet Corp.	105,969	409,860
21,000	The Goldman Sachs Group Inc.	2,643,896	3,386,670
136,000	The Hartford Financial Services Group Inc.	4,286,951	5,823,520
106,000	The PNC Financial Services Group Inc.	5,651,498	9,549,540
17,000	The Travelers Companies Inc.	676,569	1,947,350
67,000	W. R. Berkley Corp.	2,438,241	3,869,920
118,000	Waddell & Reed Financial Inc., Cl. A	2,439,791	2,142,880
770,000	Wells Fargo & Co.	24,160,338	34,095,600
369,000	Wright Investors’ Service Holdings Inc.†	907,026	258,300

		222,690,340	335,867,214

	Food and Beverage — 14.6%
1,000	Ajinomoto Co. Inc.	15,519	22,114
30,000	Anheuser-Busch InBev NV	496,266	3,929,498
362,000	Brown-Forman Corp., Cl. A	6,869,324	18,009,500
38,000	Brown-Forman Corp., Cl. B	767,140	1,802,720
180,000	Campbell Soup Co.	5,690,628	9,846,000
80,000	Coca-Cola Amatil Ltd., ADR	246,845	634,400

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
20,000	Coca-Cola European Partners plc	$450,000	$798,000
14,500	Coca-Cola Femsa SAB de CV, ADR	590,410	1,087,500
9,400	Constellation Brands Inc., Cl. A	116,592	1,565,006
143,000	Danone SA	7,325,786	10,610,263
550,000	Davide Campari-Milano SpA	3,822,395	6,196,992
96,000	Diageo plc, ADR	5,503,813	11,139,840
51,500	Dr Pepper Snapple Group Inc.	943,929	4,702,465
133,000	Fomento Economico Mexicano
	SAB de CV, ADR	3,194,849	12,241,320
220,000	General Mills Inc.	5,882,682	14,053,600
3,000,000	Grupo Bimbo SAB de CV, Cl. A	2,411,096	7,937,183
148,000	Heineken NV	6,988,553	13,019,558
17,000	Heineken NV, ADR	430,190	745,620
230,000	ITO EN Ltd.	4,740,133	8,119,915
35,000	Kellogg Co.	1,790,141	2,711,450
2,000	McCormick & Co. Inc., Cl. V	137,120	200,320
28,000	McCormick & Co. Inc., Non-Voting	1,282,199	2,797,760
823,000	Mondelēz International Inc., Cl. A	15,683,230	36,129,700
115,000	Nestlé SA	3,174,203	9,061,503
65,000	Nestlé SA, ADR	3,829,280	5,136,300
116,000	NISSIN FOODS HOLDINGS CO. LTD.	3,815,694	7,012,277
3,700,000	Parmalat SpA	10,220,794	9,800,829
100,000	PepsiCo Inc.	6,444,340	10,877,000
45,000	Pernod Ricard SA	3,674,041	5,325,548
58,000	Remy Cointreau SA	3,534,133	4,949,797
20,000	SABMiller plc	733,959	1,165,232
40,000	Sapporo Holdings Ltd.	932,502	1,102,115
80,000	The Kraft Heinz Co.	2,398,923	7,160,800
290,000	The Coca-Cola Co.	6,834,854	12,272,800
1,000	The Hershey Co.	36,300	95,600
129,000	The WhiteWave Foods Co.†	1,641,036	7,021,470
95,001	Tootsie Roll Industries Inc.	1,892,237	3,498,887
14,500	Tyson Foods Inc., Cl. A	127,506	1,082,715
150,000	Yakult Honsha Co. Ltd.	4,019,541	6,715,645

		128,688,183	260,579,242

	Health Care — 12.0%
35,000	Abbott Laboratories	983,290	1,480,150
18,000	AbbVie Inc.	447,725	1,135,260
36,000	Aetna Inc.	1,423,297	4,156,200
4,000	Allergan plc†	576,000	921,240
78,000	Baxter International Inc.	1,729,585	3,712,800
4,000	Becton, Dickinson and Co.	307,741	718,920

Shares		Cost	Market Value
22,000	Bio-Rad Laboratories Inc., Cl. A†	$2,262,601	$3,603,820
155,000	Boston Scientific Corp.†	1,004,304	3,689,000
505,000	Bristol-Myers Squibb Co.	12,583,576	27,229,600
374,000	Eli Lilly & Co.	13,649,122	30,017,240
20,000	Express Scripts Holding Co.†	1,010,819	1,410,600
13,000	GlaxoSmithKline plc, ADR	574,785	560,690
21,000	Henry Schein Inc.†	534,174	3,422,580
105,000	Indivior plc	68,659	417,131
215,000	Johnson & Johnson	13,312,485	25,397,950
7,000	Laboratory Corp. of America Holdings†	462,726	962,360
84,000	Mead Johnson Nutrition Co.	3,909,607	6,636,840
440,000	Merck & Co. Inc.	13,145,545	27,460,400
240,000	Novartis AG, ADR	13,121,109	18,950,400
215,000	Patterson Companies Inc.	7,565,090	9,877,100
355,000	Pfizer Inc.	6,076,741	12,023,850
120,000	Roche Holding AG, ADR	2,290,438	3,716,400
37,000	Roche Holding AG Genusschein	5,446,249	9,178,590
25,000	St. Jude Medical Inc.	877,404	1,994,000
55,000	Tenet Healthcare Corp.†	1,293,300	1,246,300
2,500	UnitedHealth Group Inc.	65,833	350,000
87,500	William Demant Holding A/S†	854,734	1,786,199
61,854	Wright Medical Group NV†	1,273,574	1,517,279
51,000	Zimmer Biomet Holdings Inc.	2,977,382	6,631,020
73,000	Zoetis Inc.	2,150,117	3,796,730

		111,978,012	214,000,649

	Hotels and Gaming — 0.6%
32,320	Interval Leisure Group Inc.	101,898	554,934
127,000	Las Vegas Sands Corp.	1,888,043	7,307,580
78,000	MGM Resorts International†	799,235	2,030,340
14,500	Wynn Resorts Ltd.	468,737	1,412,590

		3,257,913	11,305,444

	Machinery — 1.0%
6,000	Caterpillar Inc.	35,181	532,620
106,000	Deere & Co.	4,989,042	9,047,100
150,000	Xylem Inc.	4,170,939	7,867,500

		9,195,162	17,447,220

	Metals and Mining — 1.0%
450,000	Alcoa Inc.	3,968,710	4,563,000
224,998	Freeport-McMoRan Inc.	2,667,171	2,443,478
252,000	Newmont Mining Corp.	7,734,605	9,901,080

		14,370,486	16,907,558

	Paper and Forest Products — 0.0%
15,000	International Paper Co.	469,570	719,700

	Publishing — 0.0%
600	Graham Holdings Co., Cl. B	130,944	288,822

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Publishing (Continued)
3,000	Value Line Inc.	$41,976	$48,720

		172,920	337,542

	Real Estate — 0.0%
10,000	Griffin Industrial Realty Inc.	224,290	316,900

	Real Estate Investment Trusts — 1.1%
45,600	Ryman Hospitality Properties Inc.	1,742,930	2,196,096
520,000	Weyerhaeuser Co.	11,929,414	16,608,800

		13,672,344	18,804,896

	Retail — 8.6%
16,000	Compagnie Financiere Richemont SA	540,728	974,987
24,562	Copart Inc.†	433,098	1,315,541
105,000	Costco Wholesale Corp.	5,333,616	16,013,550
452,000	CVS Health Corp.	15,841,773	40,223,480
39,000	Hertz Global Holdings Inc.†	1,825,034	1,566,240
100,000	Ingles Markets Inc., Cl. A	1,788,883	3,954,000
408,000	J.C. Penney Co. Inc.†	4,275,735	3,761,760
442,000	Macy’s Inc.	6,498,602	16,376,100
90,000	Seven & i Holdings Co. Ltd.	2,692,986	4,221,981
333,000	The Home Depot Inc.	9,409,534	42,850,440
26,000	Tractor Supply Co.	205,119	1,751,100
119,000	Walgreens Boots Alliance Inc.	3,723,320	9,593,780
75,000	Wal-Mart Stores Inc.	3,418,796	5,409,000
10,000	Weis Markets Inc.	300,480	530,000
198,000	Whole Foods Market Inc.	3,364,027	5,613,300

		59,651,731	154,155,259

	Specialty Chemicals — 2.6%
24,000	Albemarle Corp.	345,659	2,051,760
6,000	Ashland Global Holdings Inc.	275,062	695,700
60,000	E. I. du Pont de Nemours and Co.	2,567,312	4,018,200
254,000	Ferro Corp.†	1,677,848	3,507,740
8,000	FMC Corp.	186,076	386,720
46,000	H.B. Fuller Co.	950,216	2,137,620
184,000	International Flavors & Fragrances Inc.	8,446,784	26,306,480
2,400	NewMarket Corp.	9,263	1,030,368
2,000	Quaker Chemical Corp.	31,167	211,860
23,500	Sensient Technologies Corp.	469,542	1,781,300
20,000	The Chemours Co.	210,932	320,000
80,000	The Dow Chemical Co.	2,640,288	4,146,400

		17,810,149	46,594,148

	Telecommunications — 3.4%
10,000	AT&T Inc.	241,201	406,100
400,000	BCE Inc.	8,534,720	18,472,000
50,000	BT Group plc	204,914	252,132

Shares		Cost	Market Value
32,000	BT Group plc, ADR	$469,025	$813,760
40,000	CenturyLink Inc.	1,274,072	1,097,200
360,000	Cincinnati Bell Inc.†	1,052,736	1,468,800
320,000	Deutsche Telekom AG, ADR	4,884,975	5,372,800
16,000	Harris Corp.	1,279,244	1,465,760
33,000	Loral Space & Communications Inc.†	1,317,447	1,290,630
25,000	Orange SA, ADR	424,798	389,500
48,000	Proximus SA	1,497,748	1,433,492
45,010	Telefonica SA, ADR	428,921	453,701
325,000	Telephone & Data Systems Inc.	9,369,960	8,833,500
24,000	TELUS Corp.	185,454	791,920
30,000	TELUS Corp., New York	687,084	990,000
333,000	Verizon Communications Inc.	11,932,780	17,309,340

		43,785,079	60,840,635

	Transportation — 0.4%
162,000	GATX Corp.	5,650,976	7,217,100

	Wireless Communications — 0.7%
9,000	Millicom International Cellular SA	513,014	469,800
36,000	Millicom International Cellular SA, SDR	2,473,395	1,867,394
228,000	NTT DoCoMo Inc.	3,309,462	5,760,426
78,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,151,785	628,680
22,914	United States Cellular Corp.†	951,456	832,695
125,000	Vodafone Group plc, ADR	5,777,281	3,643,750

		14,176,393	13,202,745

	TOTAL COMMON STOCKS	983,280,464	1,830,888,834

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
30,000	Cincinnati Bell Inc., 6.750%, Ser. B	625,446	1,504,800

	RIGHTS — 0.0%
	Retail — 0.0%
250,017	Safeway Casa Ley, CVR, expire 01/30/19†	27,343	87,506
250,017	Safeway PDC, CVR, expire 01/30/17†	1,313	12,201

	TOTAL RIGHTS	28,656	99,707

	WARRANTS — 0.0%
	Energy and Utilities: Natural Gas — 0.0%
310,000	Kinder Morgan Inc., expire 05/25/17†	553,864	4,805

See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value
	WARRANTS (Continued)
	Retail — 0.0%
105	Sears Holdings Corp., expire 12/15/19†	$522	$359

	TOTAL WARRANTS	554,386	5,164

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Building and Construction — 0.1%
$1,025,000	Layne Christensen Co., 4.250%, 11/15/18	1,018,395	909,047

	CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.1%
2,000,000	Griffon Corp., Sub. Deb., 4.000%, 01/15/17(a)	1,997,838	2,412,500

	Energy and Utilities: Electric — 0.0%
200,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/16†	12,850	13,750

	Retail — 0.0%
3,000	Sears Holdings Corp., 8.000%, 12/15/19	2,634	2,659

	TOTAL CORPORATE BONDS	2,013,322	2,428,909

	TOTAL INVESTMENTS — 102.9%	$987,520,669	1,835,836,461

	Other Assets and Liabilities (Net) — (2.9)%		(51,435,256)

	NET ASSETS — 100.0%		$1,784,401,205

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the market value of the Rule 144A security amounted to $2,412,500 or 0.14% of net assets.

†	Non-income producing security.

ADR	American Depositary Receipt

CVR	Contingent Value Right

SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

11

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2016

Assets:
Investments, at value (cost $987,520,669)	$1,835,836,461
Receivable for Fund shares sold	2,624,197
Receivable for investments sold	2,020,042
Dividends and interest receivable	3,865,892
Prepaid expenses	38,923

Total Assets	1,844,385,515

Liabilities:
Payable to custodian	4,179
Payable for Fund shares redeemed	3,615,865
Payable for investment advisory fees	1,510,339
Payable for distribution fees	473,812
Payable for accounting fees	7,500
Line of credit payable	53,838,000
Other accrued expenses	534,615

Total Liabilities	59,984,310

Net Assets (applicable to 75,457,564 shares outstanding)	$1,784,401,205

Net Assets Consist of:
Paid-in capital	$944,133,739
Undistributed net investment income	2,280,726
Distributions in excess of net realized gain on investments and foreign currency transactions	(10,301,918)
Net unrealized appreciation on investments	848,315,792
Net unrealized depreciation on foreign currency translations	(27,134)

Net Assets	$1,784,401,205

Shares of Capital Stock, each at $0.001 par value:

Class AAA:
Net Asset Value, offering, and redemption price per share ($833,153,706 ÷ 34,628,434 shares outstanding; 150,000,000 shares authorized)	$24.06

Class A:
Net Asset Value and redemption price per share ($160,592,688 ÷ 6,702,440 shares outstanding; 50,000,000 shares authorized)	$23.96

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$25.42

Class C:
Net Asset Value and offering price per share ($306,349,644 ÷ 14,596,821 shares outstanding; 50,000,000 shares authorized)	$20.99 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($484,305,167 ÷ 19,529,869 shares outstanding; 50,000,000 shares authorized)	$24.80

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $1,472,764)	$47,606,343
Interest	178,705
Other income*	330,507

Total Investment Income	48,115,555

Expenses:
Investment advisory fees	20,228,367
Distribution fees - Class AAA	2,306,948
Distribution fees - Class A	443,949
Distribution fees - Class C	3,367,173
Shareholder services fees	1,728,235
Shareholder communication expenses	311,111
Custodian fees	226,905
Legal and audit fees	141,102
Registration expenses	96,697
Interest expense	93,699
Directors’ fees	70,865
Accounting fees	45,000
Miscellaneous expenses	135,579

Total Expenses	29,195,630

Less: Expenses paid indirectly by broker (See Note 6)	(13,831)

Net Expenses	29,181,799

Net Investment Income	18,933,756

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	185,447,272
Net realized loss on foreign currency transactions	(24,567)

Net realized gain on investments and foreign currency transactions	185,422,705

Net change in unrealized appreciation/depreciation: on investments	10,945,651
on foreign currency translations	(1,762)

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	10,943,889

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	196,366,594

Net Increase in Net Assets Resulting from Operations	$215,300,350

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations:
Net investment income	$18,933,756	$22,527,371
Net realized gain on investments, securities sold short, and foreign currency transactions	185,422,705	165,930,458
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	10,943,889	(299,630,836)

Net Increase/(Decrease) in Net Assets Resulting from Operations	215,300,350	(111,173,007)

Distributions to Shareholders:
Net investment income
Class AAA	(9,078,082)	(10,878,119)
Class A	(1,758,236)	(1,801,369)
Class C	(1,304,743)	(3,397,674)
Class I	(7,020,663)	(6,350,097)

	(19,161,724)	(22,427,259)

Net realized gain
Class AAA	(83,259,250)	(69,951,446)
Class A	(16,104,680)	(13,005,643)
Class C	(34,165,941)	(25,979,180)
Class I	(51,342,435)	(46,112,598)

	(184,872,306)	(155,048,867)

Return of capital
Class AAA	(32,303,440)	—
Class A	(6,305,011)	—
Class C	(16,125,596)	—
Class I	(14,445,009)	—

	(69,179,056)	—

Total Distributions to Shareholders	(273,213,086)	(177,476,126)

Capital Share Transactions:
Class AAA	(127,327,265)	(491,853,048)
Class A	(17,529,218)	(1,515,615)
Class C	(4,788,500)	58,551,145
Class I	(170,384,648)	97,181,640

Net Decrease in Net Assets from Capital Share Transactions	(320,029,631)	(337,635,878)

Redemption Fees	3,762	4,168

Net Decrease in Net Assets	(377,938,605)	(626,280,843)
Net Assets:
Beginning of year	2,162,339,810	2,788,620,653

End of year (including undistributed net investment income of $2,280,726 and $2,994,832, respectively)	$1,784,401,205	$2,162,339,810

See accompanying notes to financial statements.

13

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses		Portfolio Turnover Rate
Class AAA
2016	$25.08	$0.26	$2.72	$2.98	$(0.26)	$(2.35)	$(1.39)	$(4.00)	$0.00	$24.06	11.31%	$833,154	0.99%	1.39	%(c)	1%
2015	28.55	0.25	(1.71)	(1.46)	(0.18)	(1.83)	—	(2.01)	0.00	25.08	(5.40)	985,647	0.88	1.37	(c)	3
2014	26.68	0.30	3.05	3.35	(0.44)	(0.38)	(0.66)	(1.48)	0.00	28.55	12.64	1,604,629	1.06	1.37		4
2013	22.54	0.29	4.49	4.78	(0.64)	—	—	(0.64)	0.00	26.68	21.38	1,726,724	1.15	1.39		6
2012	18.52	0.25	4.13	4.38	(0.35)	—	(0.01)	(0.36)	0.00	22.54	23.78	1,603,696	1.17	1.40		6
Class A
2016	$24.99	$0.26	$2.71	$2.97	$(0.26)	$(2.35)	$(1.39)	$(4.00)	$0.00	$23.96	11.31%	$160,593	0.99%	1.39	%(c)	1%
2015	28.45	0.26	(1.71)	(1.45)	(0.18)	(1.83)	—	(2.01)	0.00	24.99	(5.38)	183,418	0.90	1.37	(c)	3
2014	26.59	0.30	3.04	3.34	(0.44)	(0.38)	(0.66)	(1.48)	0.00	28.45	12.64	209,501	1.07	1.37		4
2013	22.47	0.28	4.48	4.76	(0.64)	—	—	(0.64)	0.00	26.59	21.36	215,353	1.14	1.39		6
2012	18.47	0.25	4.11	4.36	(0.35)	—	(0.01)	(0.36)	0.00	22.47	23.73	164,177	1.19	1.40		6
Class C
2016	$22.48	$0.06	$2.45	$2.51	$(0.09)	$(2.35)	$(1.56)	$(4.00)	$0.00	$20.99	10.51%	$306,349	0.24%	2.14	%(c)	1%
2015	25.99	0.04	(1.54)	(1.50)	(0.18)	(1.83)	—	(2.01)	0.00	22.48	(6.10)	329,846	0.15	2.12	(c)	3
2014	24.59	0.08	2.80	2.88	(0.25)	(0.38)	(0.85)	(1.48)	0.00	25.99	11.78	321,772	0.31	2.12		4
2013	20.97	0.09	4.17	4.26	(0.64)	—	—	(0.64)	0.00	24.59	20.50	224,804	0.38	2.14		6
2012	17.38	0.09	3.86	3.95	(0.21)	—	(0.15)	(0.36)	0.00	20.97	22.85	161,842	0.46	2.15		6
Class I
2016	$25.68	$0.33	$2.79	$3.12	$(0.32)	$(2.35)	$(1.33)	$(4.00)	$0.00	$24.80	11.59%	$484,305	1.24%	1.14	%(c)	1%
2015	29.11	0.34	(1.76)	(1.42)	(0.18)	(1.83)	—	(2.01)	0.00	25.68	(5.15)	663,429	1.15	1.12	(c)	3
2014	27.11	0.38	3.10	3.48	(0.51)	(0.38)	(0.59)	(1.48)	0.00	29.11	12.92	652,719	1.28	1.12		4
2013	22.84	0.35	4.56	4.91	(0.64)	—	—	(0.64)	0.00	27.11	21.67	382,333	1.38	1.14		6
2012	18.71	0.33	4.16	4.49	(0.36)	—	—	(0.36)	0.00	22.84	24.13	309,157	1.54	1.15		6

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year and does not reflect applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2016 and 2015, there was no impact to the expense ratios.

See accompanying notes to financial statements.

14

The Gabelli Equity Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Equity Income Fund is a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

15

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$1,830,888,834	—	—	$1,830,888,834
Convertible Preferred Stocks (a)	1,504,800	—		1,504,800
Rights (a)	—	—	$99,707	99,707
Warrants (a)	5,164	—	—	5,164
Convertible Corporate Bonds (a)	—	$ 909,047	—	909,047
Corporate Bonds (a)	—	2,428,909	—	2,428,909
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,832,398,798	$3,337,956	$99,707	$1,835,836,461

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices

16

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. At September 30, 2016, the Fund held no investments in equity contract for difference swap agreements.

17

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2016, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2016, the Fund held no restricted securities.

18

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2016, reclassifications were made to decrease net investment income by $486,138 and decrease distributions in excess of net realized gain by $620,143, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2016 and 2015 was as follows:

	Year Ended September 30, 2016	Year Ended September 30, 2015*
Distributions paid from:
Ordinary income	$ 19,177,983	$ 24,713,020
Net long term capital gains	184,856,047	162,112,388
Return of capital	69,179,056	—

Total distributions paid	$273,213,086	$186,825,408

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Capital Gain Dividend, subject to the maximum federal income tax rate of 20%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 39.6%. In addition, certain U.S. shareholders who are individuals, estates, or trusts and whose income exceeds certain thresholds will be required to pay 3.8% Medicare tax on their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of shares of the Fund. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$840,267,466

At September 30, 2016, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$995,541,860	$876,721,946	$(36,427,345)	$840,294,601

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

20

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2016, other than short term securities and U.S. Government obligations, aggregated $11,834,893 and $553,349,234 respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2016, the Fund paid $326,045 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $174,416 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended September 30, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $13,831.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

During the year ended September 30, 2016, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser. These purchase and sale transactions complied with Rule 17a-7 under the Act and amount to $625,000 and $781,539, respectively.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2016, there was $53,838,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2016 was $6,908,501 with a weighted average interest rate of 1.05%. The maximum amount borrowed at any time during the year ended September 30, 2016 was $62,131,000.

21

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	1,436,608	$37,106,495	2,524,754	$72,709,871
Shares issued upon reinvestment of distributions	4,791,800	117,986,705	2,944,279	79,537,003
Shares redeemed	(10,900,808)	(282,420,465)	(22,375,421)	(644,099,922)

Net decrease	(4,672,400)	$(127,327,265)	(16,906,388)	$(491,853,048)

Class A
Shares sold	1,339,365	$34,432,584	2,028,495	$57,870,814
Shares issued upon reinvestment of distributions	883,107	21,644,670	463,391	12,372,383
Shares redeemed	(2,859,662)	(73,606,472)	(2,514,896)	(71,758,812)

Net decrease	(637,190)	$(17,529,218)	(23,010)	$(1,515,615)

Class C
Shares sold	2,876,079	$66,322,080	3,932,456	$102,375,805
Shares issued upon reinvestment of distributions	2,069,324	44,696,486	967,909	23,322,668
Shares redeemed	(5,019,513)	(115,807,066)	(2,608,248)	(67,147,328)

Net increase/(decrease)	(74,110)	$(4,788,500)	2,292,117	$58,551,145

Class I
Shares sold	2,668,289	$70,894,899	10,629,569	$311,718,190
Shares issued upon reinvestment of distributions	2,591,553	65,764,539	1,693,262	46,565,405
Shares redeemed	(11,564,857)	(307,044,086)	(8,909,295)	(261,101,955)

Net increase/(decrease)	(6,305,015)	$(170,384,648)	3,413,536	$97,181,640

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

22

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities of The Gabelli Equity Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

November 23, 2016

23

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1991	30	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 72	Since 1991	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 80	Since 1991	36	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 72	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 77	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank

Kuni Nakamura Director Age: 48	Since 2009	19	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 91	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 82	Since 1991	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 70	Since 2001	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

24

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 44	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2016 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2016, the Fund paid to shareholders, ordinary income distributions (inclusive of short term capital gains) totaling $0.258, $0.259, $0.090, and $0.324 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $184,856,047, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2016, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.37% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

25

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GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q316AR

The Gabelli Small Cap Growth Fund Annual Report — September 30, 2016
Mario J. Gabelli, CFA
Portfolio Manager

To Our Shareholders,

For the year ended September 30, 2016, the net asset value (“NAV”) per Class AAA Share of The Gabelli Small Cap Growth Fund increased 14.3% compared with an increase of 15.5% for the Russell 2000 Index. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2016.

Performance Discussion

The Fund invests primarily in small cap companies that, through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or private market value. The Fund characterizes small capitalization companies as those companies with a market capitalization at the time of the Fund’s initial investment of $3 billion or less.

The market volatility exhibited in 2015 continued into the quarter ending March 31, 2016, as a sharply negative January preceded a flattish February, followed by a March recovery. Driving much of these rotations were uneven economic data, global concerns (namely the Chinese economy and oil production), and speculation about interest rate increases and their timing. Near the close of the quarter, the Federal Reserve left short term interest rates unchanged in its March meeting and suggested a cautious approach to rate hikes for the rest of the year.

During the quarter ended June 30, investors’ worries shifted from a collapse in China, to a recession in the U.S. and increasing oil prices, and finally, to Brexit; the United Kingdom’s vote to exit the European Union (EU). The vote to leave the EU sparked a market correction, amplifying economic uncertainty, increasing volatility, and driving down the pound. However, these events were quickly followed by a strong bounce back to earlier, more stable levels.

The quarter ending September 30 saw a mixed set of data, including an improvement in consumer spending. The overall market was up low single digits. However, core income growth, meaning wages and salaries, has been in a slowing trend for over a year. The long term slow growth in GDP has resulted in low sales growth for corporations, which has put downward pressure on profits and capital spending. This has been part of the cycle of low growth and more accommodative monetary and fiscal policies, not just in the U.S., but globally.

Among the better performing stocks for the fiscal year were: RPC Inc. (1.1% of net assets as of September 30, 2016), a provider of oil field services and equipment for oil and gas companies involved in the exploration, production, and development of oil and gas properties; Brembo SpA (1.0%), who together with its subsidiaries, designs, develops, and produces braking systems and components under the Brembo, Breco, AP, Bybre, and Marchesini brands for cars, motorbikes, and industrial vehicles and machinery; and Curtiss-Wright Corp. (1.3%), who together with its subsidiaries, designs, manufactures, and overhauls precision components, and engineered products and services primarily to the aerospace, defense, power generation, and general industrial markets worldwide.

Our weaker performing stocks during the year were Waddell & Reed Financial Inc., Cl. A. (0.3%), which provides investment management and advisory, investment product underwriting and distribution, and shareholder services administration to mutual funds, and institutional and separately managed accounts in the U.S. Waddell & Reed’s investment performance has been weaker which has led to outflows in their funds. The company has announced restructuring to cut costs.

Another detractor to performance was The Hain Celestial Group Inc. (0.4%), a manufacturer, marketer, distributor, and seller of organic and natural products in the U.S., the United Kingdom, Canada, and Europe; and GAM Holding AG (0.3%), a publicly owned asset management holding company.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2016 (a)(b) (Unaudited)					Since Inception (10/22/91)
	1 Year	5 Year	10 Year	15 Year
Class AAA (GABSX)	14.26%	14.59%	8.70%	10.95%	12.44%
Russell 2000 Index	15.47	15.82	7.07	9.26	9.51
Class A (GCASX)	14.26	14.60	8.70	10.95	12.44
With sales charge (c)	7.69	13.25	8.05	10.51	12.17
Class C (GCCSX)	13.41	13.74	7.89	10.25	12.02
With contingent deferred sales charge (d)	12.41	13.74	7.89	10.25	12.02
Class I (GACIX)	14.56	14.89	8.94	11.12	12.54

In the current prospectuses dated January 28, 2016, the expense ratios for Class AAA, A, C, and I Shares are 1.38%, 1.38%, 2.13%, and 1.13%, respectively. See page 17 for the expense ratios for the year ended September 30, 2016. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate.When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and the Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses associated with this class of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b) The Fund’s fiscal year ends September 30.

(c)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d) Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

The Gabelli Small Cap Growth Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from April 1, 2016 through September 30, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2016.

	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,076.40	1.37%	$ 7.11
Class A	$1,000.00	$1,076.50	1.37%	$ 7.11
Class C	$1,000.00	$1,072.40	2.12%	$10.98
Class I	$1,000.00	$1,077.80	1.12%	$ 5.82
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.15	1.37%	$ 6.91
Class A	$1,000.00	$1,018.15	1.37%	$ 6.91
Class C	$1,000.00	$1,014.40	2.12%	$10.68
Class I	$1,000.00	$1,019.40	1.12%	$ 5.65

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2016:

The Gabelli Small Cap Growth Fund

Food and Beverage	10.7%
Equipment and Supplies	8.9%
Energy and Utilities	6.6%
Automotive: Parts and Accessories	6.4%
Retail	6.1%
Diversified Industrial	5.7%
Health Care	5.6%
Business Services	5.5%
Specialty Chemicals	4.8%
Financial Services	3.9%
Aviation: Parts and Services	3.8%
Hotels and Gaming	3.3%
Building and Construction	3.1%
Computer Software and Services	2.9%
Entertainment	2.9%
U.S. Government Obligations	2.1%
Telecommunications	1.8%
Machinery	1.6%
Broadcasting	1.6%
Electronics.	1.6%
Consumer Products	1.6%
Cable	1.5%
Consumer Services	1.3%

Real Estate	1.3%
Automotive	0.9%
Publishing	0.8%
Transportation	0.8%
Aerospace	0.7%
Environmental Services	0.6%
Metals and Mining	0.5%
Manufactured Housing and Recreational Vehicles	0.4%
Home Furnishings	0.4%
Wireless Communications	0.1%
Communications Equipment	0.1%
Closed-End Funds	0.1%
Closed-End Business Development Company	0.0%*
Educational Services	0.0%*
Paper and Forest Products	0.0%*
Agriculture	0.0%*
Other Assets and Liabilities (Net)	0.0%*

100.0%

*	Amount represents less than 0.05%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2016

			Market
Shares		Cost	Value
	COMMON STOCKS — 97.7%
	Aerospace — 0.7%
1,245,095	Aerojet Rocketdyne Holdings Inc.†	$8,096,303	$21,888,770
25,000	Embraer SA, ADR	430,623	431,500
20,000	Innovative Solutions & Support Inc.†	69,694	63,600

		8,596,620	22,383,870

	Agriculture — 0.0%
500,000	Black Earth Farming Ltd., SDR†	547,399	241,292
12,000	Cadiz Inc.†	93,950	88,920

		641,349	330,212

	Automotive — 0.9%
1,315,000	Navistar International Corp.†	36,011,392	30,100,350
15,000	PACCAR Inc.	627,598	881,700

		36,638,990	30,982,050

	Automotive: Parts and Accessories — 6.3%
321,651	Accuride Corp.†	834,040	823,427
236,000	BorgWarner Inc.	1,330,291	8,302,480
585,000	Brembo SpA	6,245,134	34,895,359
90,022	China Automotive Systems Inc.†	447,666	373,591
332,000	Cooper Tire & Rubber Co.	8,686,929	12,622,640
1,185,000	Dana Inc.	10,629,525	18,474,150
1,353,507	Federal-Mogul Holdings Corp.†	16,327,905	13,007,202
756,000	Modine Manufacturing Co.†	9,525,533	8,966,160
22,000	Monro Muffler Brake Inc.	150,657	1,345,740
195,000	O’Reilly Automotive Inc.†	5,172,356	54,621,450
45,000	Puradyn Filter Technologies Inc.†	11,732	1,276
185,000	SORL Auto Parts Inc.†	1,037,077	703,000
80,375	Spartan Motors Inc.	388,580	769,993
207,500	Standard Motor Products Inc.	1,627,780	9,910,200
207,000	Strattec Security Corp.(a)	4,420,973	7,307,100
393,000	Superior Industries International Inc.	6,477,904	11,459,880
475,000	Tenneco Inc.†	4,109,505	27,678,250
26,000	Thor Industries Inc.	240,934	2,202,200
15,000	Visteon Corp.	1,538,232	1,074,900

		79,202,753	214,538,998

	Aviation: Parts and Services — 3.8%
25,000	AAR Corp.	302,990	783,000
9,500	Astronics Corp.†	18,095	427,975
15,000	Astronics Corp., Cl. B†	27,720	677,850
35,000	B/E Aerospace Inc.	1,869,544	1,808,100
9,700,000	BBA Aviation plc	22,260,763	31,418,887
482,000	Curtiss-Wright Corp.	13,833,833	43,915,020

			Market
Shares		Cost	Value
44,000	Ducommun Inc.†	$868,225	$1,004,960
880,018	Kaman Corp.	16,923,967	38,650,391
55,000	KLX Inc.†	2,110,685	1,936,000
85,000	Moog Inc., Cl. A†	703,065	5,060,900
16,200	Moog Inc., Cl. B†	471,841	966,168
68,000	Woodward Inc.	1,052,020	4,248,640

		60,442,748	130,897,891

	Broadcasting — 1.6%
520,836	ACME Communications Inc.†.	10,417	17,188
247,034	Beasley Broadcast Group Inc., Cl. A	1,430,627	1,341,395
10,000	Cogeco Communications Inc.	340,851	493,616
23,300	Cogeco Inc.	592,837	913,210
700,000	Crown Media Holdings Inc., Cl. A†	2,910,210	3,535,000
25,000	Gray Television Inc.†	73,674	259,000
71,200	Gray Television Inc., Cl. A†	373,008	728,020
420,000	ITV plc	1,355,190	1,019,079
20,000	Liberty Broadband Corp., Cl. A†	124,003	1,403,200
52,362	Liberty Broadband Corp., Cl. C†	730,014	3,742,836
119,800	Liberty Global plc LiLAC, Cl. A†	3,948,176	3,305,282
291,034	Liberty Global plc LiLAC, Cl. C†	9,539,889	8,163,504
20,000	Liberty Media Group, Cl. A†	66,962	573,000
40,000	Liberty Media Group, Cl. C†	139,035	1,125,600
80,000	Liberty SiriusXM Group, Cl. A†	271,567	2,718,400
160,000	Liberty SiriusXM Group, Cl. C†	541,505	5,345,600
360,000	MSG Networks Inc., Cl. A†	2,378,357	6,699,600
150,000	Pandora Media Inc.†	2,027,795	2,149,500
594,500	Salem Media Group Inc.	2,056,752	3,495,660
170,000	Sinclair Broadcast Group Inc., Cl. A	1,335,314	4,909,600
450,000	Sirius XM Holdings Inc.†	219,282	1,876,500
108,148	TiVo Corp.†	2,406,443	2,106,723

		32,871,908	55,921,513

	Building and Construction — 3.1%
22,905	Armstrong Flooring Inc.†	432,701	432,446
55,000	Beazer Homes USA Inc.†	924,311	641,300
265,000	CalAtlantic Group Inc.	4,303,397	8,861,600
295,000	D.R. Horton Inc.	3,487,621	8,909,000
52,000	Gibraltar Industries Inc.†	1,113,797	1,931,800
299,200	Herc Holdings Inc.†	10,156,520	10,083,040
750,000	Hovnanian Enterprises Inc., Cl. A†	1,928,866	1,267,500
140,385	Johnson Controls International plc	2,752,473	6,532,114

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2016

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Building and Construction (Continued)
200,000	KB Home	$2,123,861	$3,224,000
374,033	Layne Christensen Co.†	6,988,403	3,183,021
73,000	Lennar Corp., Cl. A	1,035,143	3,090,820
460,000	Lennar Corp., Cl. B	12,453,560	15,442,200
600,000	Louisiana-Pacific Corp.†	5,071,723	11,298,000
130,000	MDC Holdings Inc.	3,265,051	3,354,000
155,000	Meritage Homes Corp.†	3,454,885	5,378,500
2,700	NVR Inc.†.	1,908,453	4,427,649
345,000	PulteGroup Inc.	2,447,273	6,913,800
380,000	Toll Brothers Inc.†	7,446,446	11,346,800

		71,294,484	106,317,590

	Business Services — 5.5%
40,000	ACCO Brands Corp.†	363,855	385,600
120,000	Ascent Capital Group Inc., Cl. A†	2,768,685	2,780,400
125,000	Blackhawk Network Holdings Inc.†	2,894,657	3,771,250
525,006	Clear Channel Outdoor Holdings Inc., Cl. A	1,909,003	3,066,035
1,152,000	Diebold Inc.	37,345,482	28,558,080
559,953	Edgewater Technology Inc.†	2,770,733	4,759,601
95,000	GP Strategies Corp.†	791,180	2,338,900
30,000	GSE Systems Inc.†	130,842	86,400
375,000	Internap Corp.†	2,434,703	618,750
17,000	Landauer Inc.	443,034	756,160
1,100,000	Live Nation Entertainment Inc.†	11,276,960	30,228,000
210,000	Loomis AB, Cl. B	2,237,130	6,486,921
200,000	Macquarie Infrastructure Corp.	1,613,089	16,648,000
94,000	McGrath RentCorp.	2,555,092	2,980,740
370,000	Scientific Games Corp., Cl. A†	4,560,350	4,169,900
15,000	Sealed Air Corp.	362,982	687,300
21,900	Sequential Brands Group Inc.†	211,008	175,200
118,000	Sohgo Security Services Co. Ltd.	1,431,727	6,283,714
40,000	Stamps.com Inc.†	377,584	3,780,400
179,392	Team Inc.†	5,345,577	5,867,912
400,000	The Brink’s Co.	9,807,432	14,832,000
2,000,000	The Interpublic Group of Companies Inc.	15,460,476	44,700,000
33,050	TransAct Technologies Inc.	168,459	243,579
403,000	Trans-Lux Corp.†(a)	3,940,122	1,098,175
47,000	United Rentals Inc.†	587,456	3,689,030
14,444	Vectrus Inc.†	306,666	219,982

		112,094,284	189,212,029

			Market
Shares		Cost	Value
	Cable — 1.5%
167,000	AMC Networks Inc., Cl. A†	$2,124,059	$8,660,620
4,000	Cable One Inc.	1,226,313	2,336,000
50,000	DISH Network Corp., Cl. A†	968,420	2,739,000
36,000	EchoStar Corp., Cl. A†	708,109	1,577,880
297,990	Liberty Global plc, Cl. A†	7,607,076	10,185,298
734,391	Liberty Global plc, Cl. C†	18,704,379	24,264,279

		31,338,356	49,763,077

	Closed-End Business Development Company — 0.0%
108,000	MVC Capital Inc.	1,160,867	895,320

	Closed-End Funds — 0.1%
82,067	The Central Europe, Russia, and Turkey Fund Inc.	2,347,766	1,575,686
31,977	The European Equity Fund Inc.	318,173	252,618
104,826	The New Germany Fund Inc.	1,436,693	1,504,253

		4,102,632	3,332,557

	Communications Equipment — 0.1%
350,000	Communications Systems Inc.	2,900,232	1,666,000
52,000	Fortinet Inc.†	1,067,508	1,920,360
290,000	Sycamore Networks Inc.	338,438	44,979

		4,306,178	3,631,339

	Computer Software and Services — 2.9%
190,000	Activision Blizzard Inc.	3,007,337	8,417,000
44,000	Avid Technology Inc.†	436,719	349,360
10,000	CommerceHub Inc., Cl. A†	94,825	158,000
14,000	CommerceHub Inc., Cl. C†	98,978	222,740
113,019	comScore Inc.†	3,922,306	3,465,163
930,000	EarthLink Holdings Corp.	4,910,862	5,766,000
395,000	FalconStor Software Inc.†	1,110,933	410,800
253,231	Global Sources Ltd.†	1,641,060	2,147,399
75,077	Guidance Software Inc.†	671,365	447,459
42,000	InterXion Holding NV†	687,045	1,521,240
60,000	Mentor Graphics Corp.	710,536	1,586,400
20,000	Mercury Systems Inc.†	303,410	491,400
20,187	MKS Instruments Inc.	367,981	1,003,900
440,000	NCR Corp.†	4,746,089	14,163,600
3,996	NetScout Systems Inc.†	14,188	116,883
65,000	Quantum Corp.†	204,798	47,853
12,000	Rocket Internet SE†	305,549	257,878
100,000	Rockwell Automation Inc.	2,731,906	12,234,000
10,000	SecureWorks Corp., Cl. A†	127,406	125,100
125,000	Stratasys Ltd.†	3,600,213	3,011,250
250,000	Tyler Technologies Inc.†	1,023,442	42,807,500
2,000	Zedge Inc., Cl. B†	7,168	6,840

		30,724,116	98,757,765

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2016

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Consumer Products — 1.6%
295,000	1-800-FLOWERS.COM Inc., Cl. A†	$1,342,595	$2,705,150
74,000	Brunswick Corp.	1,881,888	3,609,720
33,500	Chofu Seisakusho Co. Ltd.	484,644	872,146
100,000	Church & Dwight Co. Inc.	266,314	4,792,000
90,000	Ginko International Co. Ltd.	1,156,197	892,951
2,000	Harley-Davidson Inc.	4,713	105,180
25,000	Harman International Industries Inc.	1,186,027	2,111,250
143,812	Hunter Douglas NV	6,182,682	7,959,668
2,800	Kobayashi Pharmaceutical Co Ltd.	115,862	145,239
491,085	Marine Products Corp.	1,506,990	4,405,032
10,000	National Presto Industries Inc.	300,897	877,900
12,000	Newell Brands Inc.	112,731	631,920
420,000	Sally Beauty Holdings Inc.†	2,845,224	10,785,600
220,000	Samick Musical Instruments Co. Ltd.	299,584	551,323
13,000	Shimano Inc.	1,500,919	1,912,726
9,750	Steven Madden Ltd.†	36,466	336,960
150,000	Swedish Match AB	2,992,162	5,504,266
87,425	Syratech Corp.†	17,426	262
25,000	The Scotts Miracle-Gro Co., Cl. A	771,996	2,081,750
22,000	WD-40 Co.	606,916	2,473,460
105,000	Wolverine World Wide Inc.	542,857	2,418,150

		24,155,090	55,172,653

	Consumer Services — 1.3%
53,000	Bowlin Travel Centers Inc.†	53,947	78,175
2,750	Collectors Universe Inc.	1,420	50,958
18,000	IAC/InterActiveCorp.	199,991	1,124,460
265,017	KAR Auction Services Inc.	3,573,437	11,438,134
100,000	Liberty Interactive Corp. QVC Group, Cl. A†	1,487,382	2,001,000
37,000	Liberty TripAdvisor Holdings Inc., Cl. A†	393,577	808,450
50,000	Liberty Ventures, Cl. A†	586,245	1,993,500
900,000	Rollins Inc.	2,281,581	26,352,000

		8,577,580	43,846,677

	Diversified Industrial — 5.6%
17,500	Acuity Brands Inc.	255,011	4,630,500
30,000	Aegion Corp.†	561,304	572,100
101,000	Albany International Corp., Cl. A	2,239,244	4,280,380
216,000	Ampco-Pittsburgh Corp.	2,987,828	2,395,440
6,000	Anixter International Inc.†	57,120	387,000
50,000	Burnham Holdings Inc., Cl. A	963,334	854,500
40,076	Covisint Corp.†	103,328	87,366

			Market
Shares		Cost	Value
402,000	Crane Co.	$9,587,092	$25,330,020
120,000	EnPro Industries Inc.	6,570,400	6,818,400
115,000	Greif Inc., Cl. A	2,267,516	5,702,850
117,970	Greif Inc., Cl. B	5,709,954	7,147,802
1,245,000	Griffon Corp.	13,703,772	21,177,450
30,000	Handy & Harman Ltd.†	778,029	631,200
35,000	Haynes International Inc.	1,705,221	1,298,850
190,000	Jardine Strategic Holdings Ltd.	3,487,637	6,213,000
491,000	Katy Industries Inc.†(a)	652,646	233,225
48,000	Key Technology Inc.†	678,183	518,880
205,018	Kimball International Inc., Cl. B	2,084,730	2,652,933
27,000	L.B. Foster Co., Cl. A	340,898	324,270
80,000	Lawson Products Inc.†	1,171,587	1,418,400
95,000	Lincoln Electric Holdings Inc.	2,555,503	5,948,900
61,000	Lindsay Corp.	1,511,197	4,512,780
34,000	Lydall Inc.†	383,806	1,738,420
31,000	Matthews International Corp., Cl. A	738,675	1,883,560
592,576	Myers Industries Inc.	6,667,772	7,697,562
126,000	Oil-Dri Corp. of America	1,382,128	4,742,640
125,000	Olin Corp.	2,446,749	2,565,000
310,000	Park-Ohio Holdings Corp.	3,082,761	11,299,500
19,000	Pentair plc	727,134	1,220,560
99,000	Raven Industries Inc.	2,453,433	2,279,970
32,000	Roper Technologies Inc.	620,029	5,839,040
313,000	Sevcon Inc.†(a)	1,981,995	2,770,050
140,000	Sevcon Inc.†(a)(b)	1,081,886	1,239,000
96,000	Sonoco Products Co.	2,940,089	5,071,680
200	Spectrum Brands Holdings Inc.	22,606	27,538
58,000	Standex International Corp.	1,563,076	5,386,460
264,446	Steel Partners Holdings LP†	4,477,060	3,794,800
7,000	T Hasegawa Co. Ltd.	105,119	128,534
8,000	Terex Corp.	190,480	203,280
390,000	Textron Inc.	2,523,213	15,502,500
539,036	Tredegar Corp.	9,222,799	10,020,679
244,000	Trinity Industries Inc.	3,786,904	5,899,920

		106,369,248	192,446,939

	Educational Services — 0.0%
59,000	Career Education Corp.†	416,169	400,610
125,000	Corinthian Colleges Inc.†	209,899	119
265,125	Universal Technical Institute Inc.	4,059,067	471,923

		4,685,135	872,652

	Electronics — 1.6%
196,000	Badger Meter Inc.	2,797,399	6,567,960
284,000	Bel Fuse Inc., Cl. A(a)	6,448,441	5,722,600
550,000	CTS Corp.	5,306,161	10,230,000

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2016

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
575,000	Cypress Semiconductor Corp.	$4,654,983	$6,992,000
40,000	Daktronics Inc.	362,126	381,600
100,000	Dolby Laboratories Inc., Cl. A	4,100,353	5,429,000
1,167	Fortive Corp.	4,776	59,400
245,000	Gentex Corp.	3,067,461	4,302,200
20,000	IMAX Corp.†	158,565	579,400
70,000	KEMET Corp.†	270,334	249,900
25,000	Kimball Electronics Inc.†	151,153	346,500
70,000	MOCON Inc.	1,038,750	1,099,000
353,725	Park Electrochemical Corp.	5,759,842	6,144,203
55,500	Renesas Electronics Corp.†	362,072	336,049
135,000	Rofin-Sinar Technologies Inc.†	3,214,465	4,344,300
165,000	Stoneridge Inc.†	1,306,544	3,036,000

		39,003,425	55,820,112

	Energy and Utilities — 6.6%
12,000	Amec Foster Wheeler plc, ADR	35,093	89,160
70,000	Avangrid Inc.	2,750,953	2,924,600
125,000	Avista Corp.	4,157,796	5,223,750
332,000	Black Hills Corp.	8,463,611	20,325,040
70,000	Black Ridge Oil and Gas Inc.†	0	4,200
270,271	Callon Petroleum Co.†	2,037,944	4,243,255
46,000	Chesapeake Utilities Corp.	838,953	2,808,760
6,000	Clean Energy Fuels Corp.†	52,782	26,820
38,000	CMS Energy Corp.	197,906	1,596,380
23,000	Connecticut Water Service Inc.	464,832	1,143,790
15,000	CONSOL Energy Inc.	197,331	288,000
11,000	Consolidated Water Co. Ltd.	141,093	127,820
155,000	Covanta Holding Corp.	438,363	2,385,450
103,000	Diamondback Energy Inc.†	5,377,395	9,943,620
406,000	El Paso Electric Co.	5,906,970	18,988,620
80,000	Energy Recovery Inc.†	352,081	1,278,400
120,000	EXCO Resources Inc.†	362,962	128,400
20,000	Gamesa Corporacion Tecnologica SA	117,491	478,887
155,000	Great Plains Energy Inc.	3,015,094	4,229,950
110,000	Hawaiian Electric Industries Inc.	2,784,810	3,283,500
44,000	Middlesex Water Co.	755,374	1,550,560
95,000	National Fuel Gas Co.	5,556,830	5,136,650
15,000	Northwest Natural Gas Co.	715,241	901,650
80,000	NorthWestern Corp.	2,451,541	4,602,400
80,000	Oceaneering International Inc	1,366,984	2,200,800
310,000	Otter Tail Corp	7,388,107	10,722,900
12,000	Patterson-UTI Energy Inc	241,902	268,440
1,250,000	PNM Resources Inc	14,688,912	40,900,000

			Market
Shares		Cost	Value
72,000	Rowan Companies plc, Cl. A	$2,499,120	$1,091,520
2,285,000	RPC Inc.†	3,229,570	38,388,000
118,000	SJW Corp.	2,362,098	5,154,240
175,500	Southwest Gas Corp.	4,302,243	12,260,430
17,000	Spire Inc.	676,778	1,083,580
234,654	Steel Excel Inc.†	5,895,555	2,592,927
129,000	SunEdison Inc.†	198,659	6,489
30,000	Tesoro Corp.	352,883	2,386,800
42,000	The York Water Co.	587,880	1,245,720
14,000	Vestas Wind Systems A/S	132,040	1,152,250
220,000	Westar Energy Inc.	4,036,837	12,485,000

		95,132,014	223,648,758

	Entertainment — 2.9%
75,000	Carmike Cinemas Inc.†	510,631	2,451,750
50,000	Discovery Communications Inc., Cl. A†	863,334	1,346,000
100,000	Discovery Communications Inc., Cl. C†	926,160	2,631,000
431,384	Dover Motorsports Inc.	1,595,309	1,065,518
44,000	Eros International plc†	511,606	674,080
6,000	Global Eagle Entertainment Inc.†	65,431	49,860
69,000	International Speedway Corp., Cl. A	2,180,287	2,305,980
6,814	International Speedway Corp., Cl. B	167,786	228,405
20,512	Liberty Braves Group, Cl. A†	264,465	357,934
250,604	Liberty Braves Group, Cl. C†	3,842,274	4,355,498
33,000	Lions Gate Entertainment Corp.	671,070	659,670
4,500	Manchester United plc, Cl. A	73,614	75,960
1,705,800	Media General Inc.†	9,996,682	31,437,894
254,000	Pinnacle Entertainment Inc.†	2,839,720	3,134,360
72,000	Starz, Cl. A†	180,768	2,245,680
210,000	Take-Two Interactive Software Inc.†	1,957,272	9,466,800
124,000	The Madison Square Garden Co, Cl. A†	6,688,655	21,006,840
260,000	Twenty-First Century Fox Inc., Cl. A	673,473	6,297,200
157,000	Universal Entertainment Corp.†	2,117,510	4,630,807
153,000	World Wrestling Entertainment Inc., Cl. A	1,680,845	3,258,900

		37,806,892	97,680,136

	Environmental Services — 0.6%
400,000	Republic Services Inc.	5,798,456	20,180,000

	Equipment and Supplies — 8.9%
44,000	A.O. Smith Corp.	328,585	4,346,760
534,000	AMETEK Inc.	1,010,335	25,514,520

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2016

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
40,500	AZZ Inc.	$1,280,665	$2,643,435
10,000	Belden Inc.	119,356	689,900
536,000	CIRCOR International Inc.	15,598,243	31,924,160
222,000	CLARCOR Inc.	1,449,019	14,430,000
325,000	Core Molding Technologies Inc.†	638,902	5,492,500
165,000	Crown Holdings Inc.†	666,877	9,419,850
2,335	Danaher Corp.	15,131	183,041
178,000	Donaldson Co. Inc.	1,577,779	6,644,740
215,000	Entegris Inc.†	1,209,536	3,745,300
830,063	Federal Signal Corp.	5,906,469	11,006,635
300,000	Flowserve Corp.	2,954,946	14,472,000
315,500	Franklin Electric Co. Inc.	1,601,373	12,844,005
244,000	Graco Inc.	8,720,951	18,056,000
93,000	IDEX Corp.	705,777	8,702,010
455,000	Interpump Group SpA	2,802,617	7,753,794
68,000	Itron Inc.†	2,820,377	3,791,680
38,000	Littelfuse Inc.	745,492	4,894,780
55,000	Maezawa Kyuso Industries Co. Ltd.	359,609	730,585
100,000	Manitowoc Foodservice Inc.†.	513,586	1,622,000
81,000	Minerals Technologies Inc.	4,034,941	5,725,890
6,000	MSA Safety Inc.	179,592	348,240
688,000	Mueller Industries Inc.	18,450,507	22,304,960
530,000	Mueller Water Products Inc., Cl. A	3,997,254	6,651,500
10,000	Plantronics Inc.	262,977	519,600
2,000	Regal Beloit Corp.	59,351	118,980
4,000	Teleflex Inc.	60,933	672,200
282,000	Tennant Co.	5,860,985	18,273,600
870,000	The Gorman-Rupp Co.	14,653,416	22,280,700
155,000	The Greenbrier Companies Inc.	2,327,736	5,471,500
259,100	The L.S. Starrett Co., Cl. A	3,190,006	2,544,362
100,000	The Manitowoc Co. Inc.	153,409	479,000
75,000	The Middleby Corp.†	1,121,311	9,271,500
40,000	The Timken Co.	1,374,376	1,405,600
48,000	The Toro Co.	845,248	2,248,320
7,500	Valmont Industries Inc.	172,236	1,009,275
149,000	Vicor Corp.†	1,299,938	1,728,400
7,875	Watsco Inc., Cl. B	23,627	1,124,904
176,500	Watts Water Technologies Inc., Cl. A	4,730,803	11,444,260

		113,824,271	302,530,486

	Financial Services — 3.9%
10,800	Alleghany Corp.†	1,858,237	5,670,216
29,282	Argo Group International Holdings Ltd.	724,275	1,652,090
24,000	Astoria Financial Corp.	369,433	350,400
107,700	BKF Capital Group Inc.†	210,018	73,241

			Market
Shares		Cost	Value
131,000	Calamos Asset Management Inc., Cl. A	$1,566,158	$893,420
12,500	Capitol Federal Financial Inc.	125,000	175,875
22,000	Crazy Woman Creek Bancorp Inc.	343,564	290,180
636,000	Energy Transfer Equity LP	1,235,930	10,678,440
80,000	FCB Financial Holdings Inc., Cl. A†	2,298,603	3,074,400
9,967	Fidelity Southern Corp.	63,366	183,293
500,093	Flushing Financial Corp.	8,835,466	11,862,206
305,064	Fortress Investment Group LLC, Cl. A	1,650,314	1,507,016
1,148,300	GAM Holding AG	14,898,731	10,968,836
250,000	Hilltop Holdings Inc.†	5,543,303	5,615,000
310,000	Hope Bancorp Inc.	3,512,655	5,384,700
455,800	Huntington Bancshares Inc.	4,363,341	4,494,188
1,350,000	Janus Capital Group Inc.	13,871,453	18,913,500
156,400	KeyCorp.	2,428,474	1,903,388
750,072	KKR & Co. LP	4,155,605	10,696,027
180,000	Legg Mason Inc.	4,136,892	6,026,400
15,000	M&T Bank Corp.	1,294,650	1,741,500
11,500	Manning & Napier Inc.	117,859	81,535
60,024	Medallion Financial Corp.	453,245	253,301
280,000	Och-Ziff Capital Management Group LLC, Cl. A	1,871,733	1,215,200
165,000	Oritani Financial Corp.	1,685,540	2,593,800
32,000	PrivateBancorp Inc.	541,949	1,469,440
56,000	Pzena Investment Management Inc., Cl. A	532,967	431,200
1,155	Southeastern Bank Financial Corp.	62,147	62,133
12,000	State Auto Financial Corp.	284,397	285,720
431,887	Sterling Bancorp.	4,773,930	7,558,023
14,000	T. Rowe Price Group Inc.	603,780	931,000
14,000	TFS Financial Corp.	205,115	249,340
150,000	The Charles Schwab Corp.	2,404,087	4,735,500
454	Thomasville Bancshares Inc.	14,991	14,766
10,000	Universal American Corp.	68,617	76,500
40,782	Value Line Inc.	570,979	662,300
31,209	Virtu Financial Inc., Cl. A	581,067	467,199
465,000	Waddell & Reed Financial Inc., Cl. A	8,782,517	8,444,400
10,121	Waterloo Investment Holdings Ltd.†	1,390	405
572,300	Wright Investors’ Service Holdings Inc.†	1,177,469	400,610
30,000	Yadkin Financial Corp.	648,150	788,700

		98,867,397	132,875,388

	Food and Beverage — 10.7%
575,000	Arca Continental SAB de CV	1,132,490	3,422,169

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
3,000	Blue Buffalo Pet Products Inc.†	$55,641	$71,280
113,000	Brown-Forman Corp., Cl. A	1,092,699	5,621,750
15,000	Brown-Forman Corp., Cl. B	144,052	711,600
21,000	Bull-Dog Sauce Co. Ltd.	120,234	423,500
5,000,000	China Tontine Wines Group Ltd.†	960,438	156,000
220,000	Chr. Hansen Holding A/S	9,205,103	13,078,049
575,000	Cott Corp.	4,350,426	8,193,750
350,000	Crimson Wine Group Ltd.†	3,112,381	3,027,500
1,800,000	Davide Campari-Milano SpA	11,746,861	20,281,064
55,000	Dean Foods Co.	656,947	902,000
265,000	Denny’s Corp.†	868,404	2,832,850
302,000	Dr Pepper Snapple Group Inc.	6,135,751	27,575,620
3,500,000	Dynasty Fine Wines Group Ltd.†	1,246,520	649,786
110,000	Farmer Brothers Co.†	1,983,969	3,910,500
510,000	Flowers Foods Inc.	1,347,594	7,711,200
145,000	Ingredion Inc.	3,043,782	19,293,700
180,000	ITO EN Ltd.	3,741,497	6,354,716
89,200	Iwatsuka Confectionery Co. Ltd.	5,078,214	3,078,744
23,500	J & J Snack Foods Corp.	531,096	2,799,320
143,000	Kameda Seika Co. Ltd.	5,790,287	7,939,352
1,300,000	Kikkoman Corp.	13,674,730	41,280,016
240,892	Lifeway Foods Inc.†	2,490,576	4,080,710
1,200,000	Maple Leaf Foods Inc.	21,546,913	27,540,684
6,000	MEIJI Holdings Co. Ltd.	117,526	591,095
72,000	MGP Ingredients Inc.	382,002	2,917,440
450,000	Morinaga Milk Industry Co. Ltd.	1,808,850	3,581,184
21,000	National Beverage Corp.†	818,085	925,050
85,000	NISSIN FOODS HOLDINGS CO. LTD.	2,907,986	5,138,307
30,000	Nutrisystem Inc.	382,707	890,700
6,500,000	Parmalat SpA	17,935,803	17,217,673
277,000	Post Holdings Inc.†	9,829,762	21,376,090
320,000	Rock Field Co. Ltd.	2,505,527	4,746,117
889,236	Snyder’s-Lance Inc.	20,473,780	29,860,545
25,000	The Boston Beer Co. Inc., Cl. A†	535,992	3,881,500
427,000	The Hain Celestial Group Inc.†	3,735,408	15,192,660
76,000	The J.M. Smucker Co.	2,608,859	10,301,040
185,000	The WhiteWave Foods Co.†	2,425,256	10,069,550
800,000	Tingyi (Cayman Islands) Holding Corp.	1,806,272	926,203
337,001	Tootsie Roll Industries Inc.	6,483,394	12,411,747
95,000	United Natural Foods Inc.†	2,727,489	3,803,800

Shares		Cost	Market Value
22,000	Vina Concha Y Toro SA, ADR	$820,659	$766,920
1,400,000	Vitasoy International Holdings Ltd.	1,028,189	2,822,959
20,000	Willamette Valley Vineyards Inc.†	73,225	159,000
150,000	Yakult Honsha Co. Ltd.	3,747,741	6,715,645

		183,211,117	365,231,085

	Health Care — 5.6%
40,000	Achaogen Inc.†	409,599	191,600
10,000	Akorn Inc.†	313,132	272,600
25,000	Alere Inc.†	645,066	1,081,000
13,200	Align Technology Inc.†	95,890	1,237,500
22,000	Allergan plc†	6,783,480	5,066,820
78,000	AngioDynamics Inc.†	856,768	1,368,120
7,000	Anika Therapeutics Inc.†	63,228	334,950
43,000	Biolase Inc.†	38,708	75,250
12,400	Bio-Rad Laboratories Inc., Cl. A†	883,151	2,031,244
18,000	Bruker Corp.	164,975	407,700
186,000	Cantel Medical Corp.	2,155,559	14,504,280
160,000	Cempra Inc.†	2,392,808	3,872,000
218,000	Cepheid†	2,991,037	11,486,420
180,000	Chemed Corp.	4,982,598	25,392,600
59,000	CONMED Corp.	1,505,771	2,363,540
385,000	Cutera Inc.†	4,034,485	4,589,200
83,000	DexCom Inc.†	714,427	7,275,780
210,024	Exactech Inc.†	3,283,169	5,676,949
175,000	Globus Medical Inc., Cl. A†	4,095,135	3,949,750
43,000	Henry Schein Inc.†	844,050	7,008,140
4,500	Heska Corp.†	36,434	244,935
46,500	ICU Medical Inc.†	2,163,255	5,876,670
99,000	Integer Holdings Corp.†	2,270,116	2,147,310
6,500	K2M Group Holdings Inc.†	113,793	115,570
122,019	Kindred Healthcare Inc.	1,725,121	1,247,034
17,600	Lexicon Pharmaceuticals Inc.†	230,556	318,032
35,000	LivaNova plc†	1,851,986	2,103,850
122,000	Masimo Corp.†	3,191,918	7,257,780
204,000	Meridian Bioscience Inc.	4,152,151	3,935,160
19,853	Neogen Corp.†	576,800	1,110,577
145,000	NuVasive Inc.†	4,284,884	9,665,700
25,500	Nuvectra Corp.†	174,575	176,460
18,000	Ophthotech Corp.†	726,750	830,340
319,500	OPKO Health Inc.†	1,967,486	3,383,505
163,444	Orthofix International NV†	4,090,071	6,990,500
69,678	Owens & Minor Inc.	1,452,849	2,419,917
160,000	Pain Therapeutics Inc.†	516,921	159,984
50,000	Patterson Companies Inc.	1,908,401	2,297,000
636,000	Quidel Corp.†	7,144,104	14,049,240
205,000	RTI Surgical Inc.†	1,010,145	641,650
25,000	Seikagaku Corp.	292,810	407,524

See accompanying notes to financial statements

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
54,084	STERIS plc	$4,031,421	$3,953,540
2,300	Straumann Holding AG	206,988	899,048
3,000	Stryker Corp.	142,188	349,230
43,000	SurModics Inc.†	892,751	1,293,870
14,000	Syneron Medical Ltd.†	116,750	100,240
104,000	Tetraphase Pharmaceuticals Inc.†	649,903	398,320
26,500	The Cooper Companies Inc.	1,018,432	4,750,390
45,500	United-Guardian Inc.	411,719	662,480
70,000	Vascular Solutions Inc.†	528,293	3,376,100
404,500	Wright Medical Group NV†	8,320,598	9,922,385
19,000	Zeltiq Aesthetics Inc.†	485,205	745,180

		93,938,410	190,014,964

	Home Furnishings — 0.4%
212,050	Bassett Furniture Industries Inc.	2,326,401	4,930,164
35,000	Bed Bath & Beyond Inc.	992,346	1,508,850
62,700	Ethan Allen Interiors Inc.	1,540,490	1,960,629
210,000	La-Z-Boy Inc.	4,169,516	5,157,600

		9,028,753	13,557,243

	Hotels and Gaming — 3.3%
152,000	Belmond Ltd., Cl. A†	1,430,860	1,931,920
500,000	Boyd Gaming Corp.†	4,146,653	9,890,000
190,000	Canterbury Park Holding Corp.	1,954,657	1,995,000
221,300	Churchill Downs Inc.	9,336,286	32,387,255
170,000	Dover Downs Gaming & Entertainment Inc.†	728,732	187,000
148,000	Formosa International Hotels Corp.	1,300,083	847,522
116,000	Gaming and Leisure Properties Inc.	1,267,163	3,880,200
1,000,000	Genting Singapore plc	969,758	549,974
165,000	Golden Entertainment Inc.	1,406,273	2,057,550
70,000	International Game Technology plc	1,325,186	1,706,600
173,000	Las Vegas Sands Corp.	908,003	9,954,420
3,150,000	Mandarin Oriental International Ltd.	4,525,377	4,110,750
94,500	Morgans Hotel Group Co.†	642,826	190,890
30,000	Penn National Gaming Inc.†	131,625	407,100
560,000	Ryman Hospitality Properties Inc.	16,389,148	26,969,600
2,900,000	The Hongkong & Shanghai Hotels Ltd.	3,109,105	2,878,913
385,057	The Marcus Corp.	4,939,900	9,641,827
24,000	Wynn Resorts Ltd.	199,481	2,338,080

		54,711,116	111,924,601

Shares		Cost	Market Value

	Machinery — 1.6%
470,000	Astec Industries Inc.	$17,146,572	$28,138,900
3,000	Capstone Turbine Corp.†	4,212	4,110
1,700,000	CNH Industrial NV	5,782,380	12,274,000
2,000	Disco Corp.	156,366	234,505
300,000	Kennametal Inc.	6,569,742	8,706,000
6,000	Nordson Corp.	107,171	597,780
166,500	The Eastern Co.	3,243,577	3,334,995
182,900	Twin Disc Inc.	3,346,951	2,191,142
10,000	Xylem Inc.	362,059	524,500

		36,719,030	56,005,932

	Manufactured Housing and Recreational Vehicles — 0.4%
91,000	Cavco Industries Inc.†	2,571,702	9,013,550
14,000	Drew Industries Inc.	237,825	1,372,280
73,992	Nobility Homes Inc.†	850,472	1,202,370
84,490	Skyline Corp.†	493,561	1,156,668
60,000	Winnebago Industries Inc.	734,195	1,414,200

		4,887,755	14,159,068

	Metals and Mining — 0.5%
15,500	Allegheny Technologies Inc.	274,648	280,085
52,003	Barrick Gold Corp.	1,522,648	921,493
174,750	Century Aluminum Co.†	1,916,670	1,214,514
20,000	Constellium NV, Cl. A†	134,975	144,000
45,000	Ivanhoe Mines Ltd., Cl. A†	117,783	78,204
135,000	Kinross Gold Corp.†	796,824	568,350
345,000	Materion Corp.	7,808,783	10,594,950
52,100	Stillwater Mining Co.†	477,514	696,056
90,000	TimkenSteel Corp.†	1,319,196	940,500
245,000	Turquoise Hill Resources Ltd.†	1,368,145	727,650
45,000	United States Steel Corp.	448,111	848,700
15,000	Yamana Gold Inc.	50,671	64,650

		16,235,968	17,079,152

	Paper and Forest Products — 0.0%
16,000	Schweitzer-Mauduit International Inc.	373,701	616,960

	Publishing — 0.8%
80,000	Cambium Learning Group Inc.†	261,134	434,400
3,100	Graham Holdings Co., Cl. B	1,435,776	1,492,247
1,075,000	Il Sole 24 Ore SpA†	1,242,777	611,653
12,000	John Wiley & Sons Inc., Cl. B.	46,500	646,080
57,000	Meredith Corp.	1,779,993	2,963,430
65,000	News Corp., Cl. A	91,837	908,700
1,300,000	The E.W. Scripps Co., Cl. A†	12,675,118	20,670,000

		17,533,135	27,726,510

	Real Estate — 1.3%
60,000	Capital Properties Inc., Cl. A†.	683,966	645,000
160,000	Cohen & Steers Inc.	3,637,458	6,840,000

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate (Continued)
235,000	Griffin Industrial Realty Inc.	$ 4,084,962	$ 7,447,150
6,967	Gyrodyne LLC	201,352	131,676
20,000	Lamar Advertising Co., Cl. A	184,258	1,306,200
103,000	Morguard Corp.	1,314,900	13,425,054
43,747	New Senior Investment Group Inc.	496,047	504,840
5,500	Seritage Growth Properties, Cl. A	278,127	278,740
130,000	Tejon Ranch Co.†	3,608,091	3,161,600
505,060	The St. Joe Co.†	8,182,966	9,283,003

		22,672,127	43,023,263

	Retail — 6.1%
330,000	Aaron’s Inc.	3,379,591	8,388,600
200,000	AutoNation Inc.†	3,399,442	9,742,000
20,224	Barnes & Noble Education Inc.†	151,401	193,544
32,000	Barnes & Noble Inc.	293,897	361,600
320,700	Big 5 Sporting Goods Corp.	4,271,391	4,367,934
22,639	Biglari Holdings Inc.†	6,366,435	9,871,057
193,000	Casey’s General Stores Inc.	7,490,852	23,188,950
50,000	Coldwater Creek Inc.†	71,495	735
82,000	Copart Inc.†	1,407,742	4,391,920
1,000	Cracker Barrel Old Country Store Inc.	59,645	132,220
455,000	CST Brands Inc.	15,649,819	21,880,950
443,000	Dominion Diamond Corp.	6,310,531	4,314,820
2,500	Dunkin’ Brands Group Inc.	47,500	130,200
13,000	Fairway Group Holdings Corp.†	2,760	91
105,000	GNC Holdings Inc., Cl. A	3,084,494	2,144,100
20,000	Hertz Global Holdings Inc.†	938,438	803,200
80,000	HSN Inc.	2,423,032	3,184,000
665,000	Ingles Markets Inc., Cl. A	11,051,587	26,294,100
665,000	J.C. Penney Co. Inc.†	8,094,551	6,131,300
61,000	Lands’ End Inc.†	1,236,183	884,500
180,000	Macy’s Inc.	2,590,692	6,669,000
80,000	Movado Group Inc	1,353,733	1,718,400
77,000	Murphy USA Inc.†	2,994,428	5,494,720
157,000	Nathan’s Famous Inc.†	262,984	8,249,565
1,500	Neff Corp., Cl. A†	13,803	14,250
100,000	Penske Automotive Group Inc.	1,476,842	4,818,000
492,498	Pier 1 Imports Inc.	5,556,441	2,088,192
290,000	Rush Enterprises Inc., Cl. B†	3,282,048	7,049,900
4,000	Salvatore Ferragamo SpA	78,673	101,551
3,100	Sprouts Farmers Market Inc.†	57,829	64,015
255,000	SUPERVALU Inc.†	2,199,484	1,272,450
380,000	The Bon-Ton Stores Inc.	2,705,213	649,800
440,000	The Cheesecake Factory Inc.	13,457,066	22,026,400

Shares		Cost	Market Value
194,000	Tractor Supply Co.	$ 1,774,881	$ 13,065,900
44,073	Village Super Market Inc., Cl. A	1,147,845	1,410,777
130,000	Vitamin Shoppe, Inc.†	4,259,266	3,490,500
56,000	Weis Markets Inc.	1,772,705	2,968,000
1,054	Winmark Corp.	72,976	111,218
12,000	Yoox Net-A-Porter Group SpA†	295,129	371,516

		121,082,824	208,039,975

	Specialty Chemicals — 4.8%
55,000	A. Schulman Inc.	1,316,740	1,601,600
98,000	Albemarle Corp.	3,367,963	8,378,020
72,000	Ashland Global Holdings Inc.	2,304,412	8,348,400
1,450,000	Chemtura Corp.†	31,620,144	47,574,500
2,307,100	Ferro Corp.†	15,212,349	31,861,051
305,000	H.B. Fuller Co.	4,074,383	14,173,350
91,000	Hawkins Inc.	3,325,886	3,943,030
1,050,000	Huntsman Corp.	7,984,216	17,083,500
16,000	NewMarket Corp.	1,655,130	6,869,120
300,000	OMNOVA Solutions Inc.†	574,864	2,532,000
37,000	Platform Specialty Products Corp.†	347,769	300,070
12,000	Quaker Chemical Corp.	196,457	1,271,160
250,000	Sensient Technologies Corp.	5,092,725	18,950,000
7,500	Takasago International Corp.	201,942	199,916
2,500	Valvoline Inc.†	55,000	58,725

		77,329,980	163,144,442

	Telecommunications — 1.8%
86,200	ATN International Inc.	3,953,387	5,606,448
2,800,000	Cincinnati Bell Inc.†	9,218,908	11,424,000
64,000	Consolidated Communi- cations Holdings Inc.	632,706	1,615,360
898,079	Gogo Inc.†	14,743,591	9,914,792
33,000	Harris Corp.	2,613,407	3,023,130
250,000	HC2 Holdings Inc.†	1,000,923	1,362,500
6,000	IDT Corp., Cl. B	40,619	103,440
12,000	Iridium Communications Inc.†	96,080	97,320
342,000	Ixia†	4,801,104	4,275,000
39,000	Loral Space & Communications Inc.†	1,527,120	1,525,290
140,000	New ULM Telecom Inc.	1,294,046	1,043,000
40,000	Pharol SGPS SA	16,517	10,784
115,000	Rogers Communications Inc., Cl. B	555,319	4,878,300
232,010	Shenandoah Telecommunications Co.	982,995	6,312,992
705,000	Sprint Corp.†	3,684,619	4,674,150
6,629	Straight Path Communications Inc., Cl. B†	122,880	169,769
37,584	Verizon Communications Inc.	846,702	1,953,616

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
808,000	VimpelCom Ltd., ADR	$2,333,746	$2,811,840

		48,464,669	60,801,731

	Transportation — 0.8%
490,000	GATX Corp.	15,218,669	21,829,500
20,000	Irish Continental Group plc	14,688	99,529
415,000	ModusLink Global Solutions Inc.†	1,509,095	680,600
127,000	Navigator Holdings Ltd.†	1,862,107	913,130
133,332	Providence and Worcester Railroad Co.	1,892,820	3,303,967

		20,497,379	26,826,726

	Wireless Communications — 0.1%
62,000	Millicom International Cellular SA, SDR	4,443,283	3,216,068
50,000	United States Cellular Corp.†	1,991,054	1,817,000

		6,434,337	5,033,068

	TOTAL COMMON STOCKS	1,720,755,094	3,335,222,732

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
138,000	Jungheinrich AG	948,781	4,666,970

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Business Services — 0.0%
14,747	Trans-Lux Pfd., Ser. B(a)	2,949,400	870,492

	Diversified Industrial — 0.1%
60,098	Sevcon Inc., 4.000%, Ser. A(a)	1,292,107	1,588,390

	TOTAL CONVERTIBLE PREFERRED STOCKS	4,241,507	2,458,882

	RIGHTS — 0.0%
	Health Care — 0.0%
58,000	Durata Therapeutics Inc., CVR, expire 12/31/20†	0	0
300,000	Sanofi, CVR, expire 12/31/20†	280,936	80,100

		280,936	80,100

	Wireless Communications — 0.0%
200,000	Leap Wireless International Inc., CVR, expire 03/14/17†	463,949	504,000

	TOTAL RIGHTS	744,885	584,100

Shares		Cost	Market Value
	WARRANTS — 0.0%
	Diversified Industrial — 0.0%
70,000	Sevcon Inc., expire 07/11/21†(a)	$194,914	$257,049

Principal Amount
	CORPORATE BONDS — 0.0%
	Automotive — 0.0%
$ 300,000	Navistar International Corp., 8.250%, 11/01/21	205,115	298,500

	Real Estate — 0.0%
58,838	Capital Properties Inc., 5.000%, 12/31/22	58,838	58,800

	TOTAL CORPORATE BONDS	263,953	357,300

	U.S. GOVERNMENT OBLIGATIONS — 2.1%
73,112,000	U.S. Treasury Bills, 0.120% to 0.451%††, 10/13/16 to 03/09/17	73,050,344	73,064,153

	TOTAL INVESTMENTS — 100.0%	$1,800,199,478	3,416,611,186

	Other Assets and Liabilities (Net) — 0.0%		(1,352,396)

	NET ASSETS — 100.0%		$3,415,258,790

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the market value of the Rule 144A security amounted to $1,239,000 or 0.04% of total net assets.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2016

Assets:
Investments, at value (cost $1,777,236,994)	$3,395,525,105
Investments in affiliates, at value (cost $22,962,484)	21,086,081
Foreign currency, at value (cost $898,786)	903,024
Cash	68,772
Receivable for Fund shares sold	2,947,437
Receivable for investments sold	2,542,938
Dividends and interest receivable	3,089,000
Prepaid expenses	58,792

Total Assets	3,426,221,149

Liabilities:
Payable for Fund shares redeemed	5,991,122
Payable for investments purchased	718,431
Payable for investment advisory fees	2,775,903
Payable for distribution fees	606,251
Payable for accounting fees	7,500
Payable for shareholder services fees	549,547
Other accrued expenses	313,605

Total Liabilities	10,962,359

Net Assets (applicable to 68,215,556 shares outstanding)	$3,415,258,790

Net Assets Consist of:
Paid-in capital	$1,688,408,905
Accumulated net investment loss	(817,977)
Accumulated net realized gain on investments and foreign currency transactions	111,262,052
Net unrealized appreciation on investments	1,616,411,708
Net unrealized depreciation on foreign currency translations	(5,898)

Net Assets	$3,415,258,790

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,779,332,793 ÷ 35,492,950 shares outstanding; 150,000,000 shares authorized)	$50.13
Class A:
Net Asset Value and redemption price per share ($270,163,006 ÷ 5,391,330 shares outstanding; 50,000,000 shares authorized)	$50.11
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$53.17
Class C:
Net Asset Value and offering price per share ($227,464,135 ÷ 5,050,094 shares outstanding; 50,000,000 shares authorized)	$45.04 (a)
Class I:
Net Asset Value, offering, and redemption price per share ($1,138,298,856 ÷ 22,281,182 shares outstanding; 50,000,000 shares authorized)	$51.09

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2016

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $584,746)	$46,498,721
Dividends - affiliated	305,131
Interest	276,080

Total Investment Income	47,079,932

Expenses:
Investment advisory fees	33,157,903
Distribution fees - Class AAA	4,397,010
Distribution fees - Class A	685,948
Distribution fees - Class C	2,237,675
Shareholder services fees	3,032,616
Shareholder communication expenses	574,125
Custodian fees	330,838
Legal and audit fees	142,124
Registration expenses	124,597
Directors’ fees	113,211
Accounting fees	45,000
Interest expense	3,479
Miscellaneous expenses	177,554

Total Expenses	45,022,080

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(9,671)
Expenses paid indirectly by broker (See Note 6)	(20,537)
Reimbursement for custody fees	(430,403)

Total Credits, Reductions, and Reimbursements	(460,611)

Net Expenses	44,561,469

Net Investment Income	2,518,463

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	135,951,848
Net realized loss on investments - affiliated	(97,871)
Net realized gain on foreign currency transactions	58,808

Net realized gain on investments and foreign currency transactions	135,912,785

Net change in unrealized appreciation/depreciation:
on investments	298,631,344
on foreign currency translations	764

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	298,632,108

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	434,544,893

Net Increase in Net Assets Resulting from Operations	$437,063,356

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
Operations:
Net investment income/(loss)	$ 2,518,463	$ (2,633,265)
Net realized gain on investments and foreign currency transactions	135,912,785	125,584,801
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	298,632,108	(159,185,970)

Net Increase/(Decrease) in Net Assets Resulting from Operations	437,063,356	(36,234,434)

Distributions to Shareholders:
Net realized gain
Class AAA	(66,085,582)	(40,491,589)
Class A	(10,407,406)	(5,714,487)
Class C	(9,096,124)	(4,769,460)
Class I	(38,921,755)	(17,578,191)

Total Distributions to Shareholders	(124,510,867)	(68,553,727)

Capital Share Transactions:
Class AAA	(171,884,032)	(275,000,296)
Class A	(32,204,148)	(7,559,787)
Class C	(12,335,617)	7,660,328
Class I	(4,204,959)	184,769,629

Net Decrease in Net Assets from Capital Share Transactions	(220,628,756)	(90,130,126)

Redemption Fees	8,589	10,209

Net Increase/(Decrease) in Net Assets	91,932,322	(194,908,078)
Net Assets:
Beginning of year	3,323,326,468	3,518,234,546

End of year (including undistributed net investment income of $0 and $0,respectively)	$3,415,258,790	$3,323,326,468

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratio to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Income (Loss) (a)	Operating Expenses (d)		Portfolio Turnover Rate
Class AAA
2016	$45.47	$0.02	$6.36	$6.38	—	$(1.72)	$(1.72)	$0.00	$50.13	14.26%	$1,779,333	0.05%	1.39	%(e)(f)	4%
2015	46.91	(0.05)	(0.47)	(0.52)	—	(0.92)	(0.92)	0.00	45.47	(1.25)	1,784,050	(0.10)	1.38	(e)	9
2014	45.82	(0.14)	2.65	2.51	—	(1.42)	(1.42)	0.00	46.91	5.47	2,103,544	(0.28)	1.38		5
2013	35.84	0.20	10.87	11.07	$(0.25)	(0.84)	(1.09)	0.00	45.82	31.82	2,171,213	0.50	1.39		5
2012	29.16	(0.03)	7.46	7.43	—	(0.75)	(0.75)	0.00	35.84	25.98	1,535,477	(0.09)	1.41		7
Class A
2016	$45.45	$0.02	$6.36	$6.38	—	$(1.72)	$(1.72)	$0.00	$50.11	14.26%	$270,163	0.05%	1.39	%(e)(f)	4%
2015	46.89	(0.05)	(0.47)	(0.52)	—	(0.92)	(0.92)	0.00	45.45	(1.25)	276,603	(0.10)	1.38	(e)	9
2014	45.80	(0.14)	2.65	2.51	—	(1.42)	(1.42)	0.00	46.89	5.47	292,796	(0.28)	1.38		5
2013	35.84	0.17	10.89	11.06	$(0.26)	(0.84)	(1.10)	0.00	45.80	31.80	305,617	0.43	1.39		5
2012	29.15	(0.03)	7.47	7.44	—	(0.75)	(0.75)	0.00	35.84	26.02	169,823	(0.08)	1.41		7
Class C
2016	$41.31	$(0.30)	$5.75	$5.45	—	$(1.72)	$(1.72)	$0.00	$45.04	13.41%	$227,464	(0.70)%	2.14	%(e)(f)	4%
2015	43.01	(0.38)	(0.40)	(0.78)	—	(0.92)	(0.92)	0.00	41.31	(1.98)	220,763	(0.85)	2.13	(e)	9
2014	42.43	(0.46)	2.46	2.00	—	(1.42)	(1.42)	0.00	43.01	4.68	222,684	(1.03)	2.13		5
2013	33.27	(0.12)	10.12	10.00	—	(0.84)	(0.84)	0.00	42.43	30.80	186,540	(0.32)	2.14		5
2012	27.31	(0.26)	6.97	6.71	—	(0.75)	(0.75)	0.00	33.27	25.08	102,214	(0.83)	2.16		7
Class I
2016	$46.19	$0.13	$6.49	$6.62	—	$(1.72)	$(1.72)	$0.00	$51.09	14.56%	$1,138,299	0.29%	1.14	%(e)(f)	4%
2015	47.52	0.08	(0.49)	(0.41)	—	(0.92)	(0.92)	0.00	46.19	(1.00)	1,041,910	0.17	1.13	(e)	9
2014	46.29	(0.01)	2.66	2.65	—	(1.42)	(1.42)	0.00	47.52	5.72	899,211	(0.03)	1.13		5
2013	36.29	0.29	10.99	11.28	$(0.44)	(0.84)	(1.28)	0.00	46.29	32.14	568,573	0.71	1.14		5
2012	29.44	0.08	7.52	7.60	—	(0.75)	(0.75)	0.00	36.29	26.31	344,869	0.24	1.16		7

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Due to capital share activity throughout the period, net investment income (loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method. (c) Amount represents less than $0.005 per share.
(d)

The ratios do not include a reduction of advisory fee on unsupervised assets for the year ended September 30, 2012. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.40% (Class AAA and Class A), 2.15% (Class C), and 1.15% (Class I), respectively. For the years ended September 30, 2016, 2015, 2014, and 2013, the effect was minimal.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2016 and 2015, there was no impact on the expense ratios.
(f)

During the year ended September 30, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.38% (Class AAA and Class A), 2.13% (Class C), and 1.13% (Class I).

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Small Cap Growth Fund is a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. Gabelli Funds, LLC (the “Adviser”) currently characterizes small capitalization companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$214,537,722	$ 1,276	—	$ 214,538,998
Broadcasting	56,371,925	4,263,020	—	60,634,945
Business Services	188,113,854	1,098,175	—	189,212,029
Consumer Products	55,172,391	—	$ 262	55,172,653
Consumer Services	43,768,502	78,175	—	43,846,677
Diversified Industrial	190,974,714	1,472,225	—	192,446,939
Educational Services	872,533	—	119	872,652
Entertainment	92,738,299	228,405	—	92,966,704
Equipment and Supplies	301,405,582	1,124,904	—	302,530,486
Financial Services	132,724,843	150,140	405	132,875,388
Food and Beverage	364,581,299	—	649,786	365,231,085
Manufactured Housing and Recreational Vehicles	12,956,698	1,202,370	—	14,159,068
Retail	208,039,149	—	826	208,039,975
Other Industries (a)	1,462,695,133	—	—	1,462,695,133
Total Common Stocks	3,324,952,644	9,618,690	651,398	3,335,222,732
Preferred Stocks (a)	4,666,970	—	—	4,666,970
Convertible Preferred Stocks (a)	—	2,458,882	—	2,458,882
Rights (a)	80,100	—	504,000	584,100
Warrants (a)	—	257,049	—	257,049
Corporate Bonds (a)	—	357,300	—	357,300
U.S. Government Obligations	—	73,064,153	—	73,064,153
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$3,329,699,714	$85,756,074	$1,155,398	$3,416,611,186

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended September 30, 2016, the Fund held no investments in futures contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2016, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassification of REIT distributions, and basis adjustments on investments in partnerships and on investments no longer deemed passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2016, reclassifications were made to increase accumulated net investment loss by $228,485 and increase accumulated net realized gain on investments and foreign currency transactions by $230,989, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2016 and 2015 was as follows:

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
Distributions paid from:
Net long term capital gains	$124,510,867	$68,553,727

Total distributions paid	$124,510,867	$68,553,727

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$3,961,662
Undistributed long term capital gains	131,215,883
Net unrealized appreciation on investments	1,591,672,340

Total	$1,726,849,885

At September 30, 2016, the temporary differences between book basis and tax basis unrealized appreciation on investments were due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,824,932,948	$1,733,294,068	$(141,615,830)	$1,591,678,238

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended September 30, 2016, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $9,671.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”) an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2016, other than short term securities and U.S. Government obligations, aggregated $130,862,726 and $283,134,814, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2016, the Fund paid $159,767 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $102,430 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended September 30, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $20,537.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

During the year ended September 30, 2016, the Fund engaged in sale transactions with funds that have a common investment adviser. These sale transactions complied with Rule 17a-7 under the Act and amount to $417,560.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended September 30, 2016, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2016		September 30, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	2,409,898	$111,806,739	3,319,959	$162,417,991
Shares issued upon reinvestment of distributions	1,366,459	64,729,142	809,664	39,560,198
Shares redeemed	(7,521,289)	(348,419,913)	(9,736,323)	(476,978,485)

Net decrease	(3,744,932)	$(171,884,032)	(5,606,700)	$(275,000,296)

Class A
Shares sold	917,514	$42,933,050	1,117,567	$54,900,120
Shares issued upon reinvestment of distributions	198,812	9,413,748	101,724	4,968,185
Shares redeemed	(1,811,015)	(84,550,946)	(1,377,817)	(67,428,092)

Net decrease	(694,689)	$(32,204,148)	(158,526)	$(7,559,787)

Class C
Shares sold	649,485	$27,265,851	889,352	$39,843,004
Shares issued upon reinvestment of distributions	196,038	8,396,317	96,136	4,294,403
Shares redeemed	(1,139,350)	(47,997,785)	(818,494)	(36,477,079)

Net increase/(decrease)	(293,827)	$(12,335,617)	166,994	$7,660,328

Class I
Shares sold	5,922,484	$281,871,627	9,409,515	$472,777,435
Shares issued upon reinvestment of distributions	720,229	34,693,416	311,616	15,434,375
Shares redeemed	(6,917,731)	(320,770,002)	(6,086,578)	(303,442,181)

Net increase/(decrease)	(275,018)	$(4,204,959)	3,634,553	$184,769,629

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2016 is set forth below:

								Percent
							Value at	Owned of
	Beginning	Shares	Shares	Ending		Realized	September 30,	Shares
	Shares	Purchased	Sold/Closed	Shares	Dividends	Loss	2016	Outstanding
Bel Fuse Inc., Cl. A	281,368	3,632	(1,000)	284,000	$68,084	$(17,266)	$ 5,722,600	13.06%
Katy Industries Inc	500,000	—	(9,000)	491,000	—	(66,527)	233,225	6.18%
Sevcon Inc.	300,000	13,000	—	313,000	—	—	2,770,050	5.86%
Sevcon Inc., 144A	—	140,000	—	140,000	—	—	1,239,000	—
Sevcon Inc., 4.000%, Ser. A	60,098	—	—	60,098	57,694	—	1,588,390	—
Sevcon Inc., expire 07/11/21	—	70,000	—	70,000	—	—	257,049	—
Strattec Security Corp.	207,000	—	—	207,000	109,710	—	7,307,100	5.65%
Trans-Lux Corp.	404,180	70	(1,250)	403,000	—	(14,078)	1,098,175	23.56%
Trans-Lux Pfd., Ser. B	—	14,747	—	14,747	69,643	—	870,492	—

Total					$305,131	$(97,871)	$21,086,081

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

November 23, 2016

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1991	30	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 72	Since 1991	10	Senior Vice President of G.research, LLC	—
INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 80	Since 1991	36	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 72	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 77	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank

Kuni Nakamura Director Age: 48	Since 2009	19	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 91	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 82	Since 1991	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 70	Since 2001	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2016 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2016, the Fund paid to shareholders long term capital gains totaling $124,510,867, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI     (800-422-3554)

f  914-921-5118

e  info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q316AR

The Gabelli Focus Five Fund

Annual Report — September 30, 2016

To Our Shareholders,

For the year ended September 30, 2016, the net asset value (“NAV”) per Class I Share of The Gabelli Focus Five Fund increased 14.5% compared with the Fund’s benchmark, the Blended Index, which increased 13.3%. The Blended Index consists of 50% of the Russell 2500 Index, 25% of the Russell 1000 Index, and 25% of the MSCI AC World Ex-U.S. Index. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2016.

Performance Discussion (Unaudited)

The Focus Five Fund seeks to provide a high level of capital appreciation. Under normal circumstances, the Fund will invest in a concentrated portfolio of twenty-five to thirty-five equity securities. The Fund could potentially invest up to 50% of its net assets in five securities that represent the largest, and thus the highest conviction, positions.

Some of the better performing investments during the fiscal year were BioScrip Inc. (10.8% of net assets as of September 30, 2016), Inventure Foods Inc. (2.1%), and Take-Two Interactive Software Inc. (2.1%). BioScrip is the third largest provider of home infusion services in the United States. On June 13, 2016, BioScrip announced a transforming transaction with privately held Home Solutions, adding a new CEO and a high margin infusion business that should result in significant cost savings. Inventure is a manufacturer of healthy/natural snacks and frozen products. Take-Two, a global leader in the development, design, marketing, and publication of interactive entertainment software and accessories also performed well. Take-Two continues to benefit from the popularity of interactive entertainment.

Investments that detracted from performance during the year included Alere Inc. (6.6%), Internap Corp. (1.4%), and Jason Industries Inc. (no longer held as of September 30, 2016). Alere develops, manufactures, and sells professional and consumer diagnostic products, including point of care and lab based testing for a range of cardio metabolic, infectious disease, toxicology, and oncology concerns. Abbott Laboratories is in process of acquiring Alere for $6 billion, although the transaction has taken longer than investors expected. We continue to expect the $56 per share deal to close in early 2017.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2016 (a)(b) (Unaudited)

				Since	Since
				January 1,	Inception
	1 Year	5 Year	10 Year	2012(c)	(12/31/02)
Class AAA (GWSVX)	14.17%	13.94%	6.62%	10.92%	8.13%
Russell 2500 Index	14.44	16.30	7.95	13.92 (d)	11.14
Russell 1000 Index	14.93	16.41	7.40	14.61	9.28
MSCI AC World Ex-U.S. Index	9.80	6.52	2.63	6.05	8.26
Blended Index	13.30	13.70	6.46	12.04	9.94
Class A (GWSAX)	14.19	13.95	6.65	10.94	8.15
With sales charge (e)	7.63	12.61	6.00	9.56	7.67
Class C (GWSCX)	13.35	13.10	5.84	10.11	7.36
With contingent deferred sales charge (f)	12.35	13.10	5.84	10.11	7.36
Class I (GWSIX)	14.51	14.24	6.86	11.22	8.31

In the current prospectuses dated January 28, 2016, the expense ratios for Class AAA, A, C, and I Shares are 1.37%, 1.37%, 2.12%, and 1.12%, respectively. See page 10 for the expense ratios for the year ended September 30, 2016. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. The Russell 2500 Index is a market capitalization weighted index of 2,500 U.S. traded stocks of small and mid capitalization stocks. The Russell 1000 Index is a market capitalization weighted index of 1,000 U.S. traded large capitalization stocks. The Morgan Stanley Capital International All Country World Index excluding the U.S. (MSCI ACWI Ex-U.S.) is a market capitalization weighted index of small, mid, and large capitalization stocks across developed and emerging markets, excluding U.S. stocks. The Blended Index consists of a 50% Russell 2500 Index, 25% Russell 1000 Index, and 25% MSCI ACWI Ex-U.S. Index. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	On January 1, 2012, the Fund began operating under its current name.
(d)	Russell 2500 Index performance is as of December 31, 2011.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI FOCUS FIVE FUND CLASS AAA, THE BLENDED INDEX, AND THE RUSSELL 2500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The Gabelli Focus Five Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2016 through September 30, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2016.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/16	09/30/16	Ratio	Period*

The Gabelli Focus Five Fund

Actual Fund Return
Class AAA	$1,000.00	$1,083.90	1.38%	$ 7.19
Class A	$1,000.00	$1,083.80	1.38%	$ 7.19
Class C	$1,000.00	$1,079.70	2.13%	$11.07
Class I	$1,000.00	$1,084.90	1.13%	$ 5.89
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.10	1.38%	$ 6.96
Class A	$1,000.00	$1,018.10	1.38%	$ 6.96
Class C	$1,000.00	$1,014.35	2.13%	$10.73
Class I	$1,000.00	$1,019.35	1.13%	$ 5.70

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2016:

The Gabelli Focus Five Fund

Cable and Satellite	14.2%
Health Care Equipment and Services	10.8%
Specialty Chemicals	9.2%
Retail	9.0%
Food and Beverage	7.9%
Health Care Equipment and Supplies	6.6%
Computer Software and Services	5.6%
Pharmaceuticals	5.1%
Hotels and Gaming	4.9%
Consumer Products	4.3%

U.S. Government Obligations	4.0%
Financial Services	3.5%
Energy and Utilities	3.3%
Telecommunications	3.1%
Semiconductors	2.2%
Building and Construction	2.2%
Entertainment	2.1%
Biotechnology	1.2%
Equipment and Supplies	0.5%
Other Assets and Liabilities (Net)	0.3%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Portfolio Manager Biography

Daniel M. Miller has been the portfolio manager of The Gabelli Focus Five Fund since inception of the investment strategy on January 1, 2012. He is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

5

The Gabelli Focus Five Fund

Schedule of Investments — September 30, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 95.7%
	Biotechnology — 1.2%
30,000	BioMarin Pharmaceutical Inc.†	$2,463,965	$2,775,600

	Building and Construction — 2.2%
294,570	Taylor Morrison Home Corp., Cl. A†	3,918,704	5,184,432

	Cable and Satellite — 14.2%
395,000	EchoStar Corp., Cl. A†	16,389,112	17,312,850
500,000	Liberty Global plc, Cl. C†	14,354,783	16,520,000

		30,743,895	33,832,850

	Computer Software and Services — 5.6%
10,000	Alphabet Inc., Cl. C†	5,997,583	7,772,900
65,000	Fortinet Inc.†	1,936,983	2,400,450
2,008,833	Internap Corp.†	9,870,003	3,314,574

		17,804,569	13,487,924

	Consumer Products — 4.3%
129,795	Edgewell Personal Care Co.†	10,319,639	10,321,298

	Energy and Utilities — 3.3%
250,000	Canadian Solar Inc.†	3,599,930	3,435,000
800,000	Weatherford International plc†	4,348,337	4,496,000

		7,948,267	7,931,000

	Entertainment — 2.1%
112,774	Take-Two Interactive Software Inc.†	1,993,805	5,083,852

	Equipment and Supplies — 0.5%
15,000	Graco Inc.	1,108,008	1,110,000

	Financial Services — 3.5%
140,000	Blackhawk Network Holdings Inc.†	4,401,629	4,223,800
65,000	Interactive Brokers Group Inc., Cl. A	2,231,006	2,292,550
448,261	Och-Ziff Capital Management Group LLC, Cl. A	1,805,026	1,945,453

		8,437,661	8,461,803

	Food and Beverage — 7.9%
545,000	Inventure Foods Inc.†	3,175,872	5,123,000
380,000	Maple Leaf Foods Inc.	6,428,973	8,721,217
50,000	Post Holdings Inc.†	1,664,675	3,858,500
32,500	United Natural Foods Inc.†	993,762	1,301,300

		12,263,282	19,004,017

	Health Care Equipment and Services — 10.8%
8,956,023	BioScrip Inc.†(a)	34,285,284	25,882,906

	Health Care Equipment and Supplies — 6.6%
365,000	Alere Inc.†	13,678,331	15,782,600

Shares		Cost	Market Value
	Hotels and Gaming — 4.9%
450,162	MGM Resorts International†	$8,594,225	$11,717,717

	Pharmaceuticals — 5.1%
275,000	Akorn Inc.†	6,544,425	7,496,500
20,000	Allergan plc†	4,495,154	4,606,200

		11,039,579	12,102,700

	Retail — 9.0%
20,000	Advance Auto Parts Inc.	3,030,284	2,982,400
512,900	Ascena Retail Group Inc.†	3,274,516	2,867,111
261,669	CST Brands Inc.	9,287,049	12,583,662
75,000	Hertz Global Holdings Inc.†	2,848,065	3,012,000

		18,439,914	21,445,173

	Semiconductors — 2.2%
225,000	Integrated Device Technology Inc.†	4,426,430	5,197,500

	Specialty Chemicals — 9.2%
510,000	Chemtura Corp.†	10,930,902	16,733,100
145,000	Methanex Corp.	5,238,196	5,173,600

		16,169,098	21,906,700

	Telecommunications — 3.1%
665,300	Gogo Inc.†	6,479,893	7,344,912

	TOTAL COMMON STOCKS	210,114,549	228,572,984

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 4.0%
$ 9,417,000	U.S. Treasury Bills, 0.265% to 0.451%††, 10/20/16 to 03/16/17(b)	9,409,939	9,411,138

	TOTAL INVESTMENTS — 99.7%	$219,524,488	237,984,122

	CALL OPTIONS WRITTEN (Premiums received $39,959)		(33,750)

	Other Assets and Liabilities (Net) — 0.3%		805,224

	NET ASSETS — 100.0%		$238,755,596

See accompanying notes to financial statements.

6

The Gabelli Focus Five Fund

Schedule of Investments (Continued) — September 30, 2016

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTION CONTRACTS WRITTEN (c) — (0.0)%
	Call Options Written — (0.0)%
500	Inventure Foods Inc.	Jan. 17/10	$33,750

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	At September 30, 2016, $700,000 of the principal amount was pledged as collateral for options written.
(c)	At September 30, 2016, the Fund had entered into exchange traded Option Contracts Written with Pershing LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

7

The Gabelli Focus Five Fund

Statement of Assets and Liabilities

September 30, 2016

Assets:
Investments, at value (cost $185,239,204)	$212,101,216
Investments in affiliates, at value (cost $34,285,284)	25,882,906
Cash	8,955
Deposit at brokers	39,954
Receivable for investments sold	1,833,027
Receivable for Fund shares sold	1,520,994
Dividends receivable	1,200
Prepaid expenses	26,116

Total Assets	241,414,368

Liabilities:
Call options written (premiums received $39,959)	33,750
Payable for investments purchased	1,900,971
Payable for Fund shares redeemed	371,341
Payable for investment advisory fees	193,959
Payable for distribution fees	62,333
Payable for accounting fees	7,500
Other accrued expenses	88,918

Total Liabilities	2,658,772

Net Assets (applicable to 17,779,761 shares outstanding)	$238,755,596

Net Assets Consist of:
Paid-in capital	$225,963,888
Accumulated net investment loss	(2,157,812)
Accumulated net realized loss on investments, written options, and foreign currency transactions	(3,516,323)
Net unrealized appreciation on investments	18,459,634
Net unrealized appreciation on written options	6,209

Net Assets	$238,755,596

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($33,695,034 ÷ 2,459,074 shares outstanding; 100,000,000 shares authorized)	$13.70

Class A:
Net Asset Value and redemption price per share ($43,775,042 ÷ 3,162,779 shares outstanding; 50,000,000 shares authorized)	$13.84

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.68

Class C:
Net Asset Value and offering price per share ($57,796,238 ÷ 4,791,645 shares outstanding; 50,000,000 shares authorized)	$12.06	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($103,489,282 ÷ 7,366,263 shares outstanding; 50,000,000 shares authorized)	$14.05

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2016

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $56,394)	$809,083
Interest	16,766
Other income*	30,624

Total Investment Income	856,473

Expenses:
Investment advisory fees.	2,656,396
Distribution fees - Class AAA	85,757
Distribution fees - Class A	119,508
Distribution fees - Class C	618,624
Shareholder services fees	196,680
Registration expenses	74,123
Shareholder communications expenses	50,280
Accounting fees	45,000
Legal and audit fees	27,320
Custodian fees	24,766
Directors’ fees	9,924
Interest expense	6,780
Miscellaneous expenses	30,933

Total Expenses	3,946,091

Less:
Expenses paid indirectly by broker (See Note 6)	(4,291)

Net Expenses	3,941,800

Net Investment Loss	(3,085,327)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized gain on investments - unaffiliated	16,798,340
Net realized loss on investments - affiliated	(17,368,584)
Net realized loss on foreign currency transactions	(1,040)

Net realized loss on investments and foreign currency transactions	(571,284)

Net change in unrealized appreciation/depreciation:
on investments	37,899,722
on written options	6,209

Net change in unrealized appreciation/depreciation on investments and written options	37,905,931

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	37,334,647

Net Increase in Net Assets Resulting from Operations	$34,249,320

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

8

The Gabelli Focus Five Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations:
Net investment loss	$(3,085,327)	$(4,119,153)
Net realized loss on investments, written options, and foreign currency transactions	(571,284)	(2,024,195)
Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	37,905,931	(51,737,361)

Net Increase/(Decrease) in Net Assets Resulting from Operations	34,249,320	(57,880,709)

Distributions to Shareholders:
Net realized gain
Class AAA	—	(4,590,959)
Class A	—	(8,748,506)
Class C	—	(8,227,387)
Class I	—	(24,833,402)

Total Distributions to Shareholders	—	(46,400,254)

Capital Share Transactions:
Class AAA	(9,685,248)	(7,220,254)
Class A	(20,369,724)	(28,863,265)
Class C	(19,956,810)	3,625,597
Class I	(87,459,731)	(90,452,273)

Net Decrease in Net Assets from Capital Share Transactions	(137,471,513)	(122,910,195)

Redemption Fees	2,568	4,497

Net Decrease in Net Assets	(103,219,625)	(227,186,661)
Net Assets:
Beginning of year	341,975,221	569,161,882

End of year (including undistributed net investment income of $0 and $0, respectively)	$238,755,596	$341,975,221

See accompanying notes to financial statements.

9

The Gabelli Focus Five Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss)								Ratios to Average Net Assets/
		from Investment Operations			Distributions					Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Loss (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Loss (a)	Expenses Net of Waivers/ Reimburse- ments		Expenses Before Waivers/ Reimburse- ments		Portfolio Turnover Rate
Class AAA
2016	$12.00	$(0.14)	$1.84	$1.70	—	—	$0.00	$13.70	14.17%	$ 33,695	(1.11)%	1.42%		1.42	%(d)	60%
2015	15.22	(0.12)	(1.81)	(1.93)	$(1.29)	$(1.29)	0.00	12.00	(14.11)	38,960	(0.83)	1.37		1.37	(d)	73
2014	13.72	(0.09)	1.75	1.66	(0.16)	(0.16)	0.00	15.22	12.15	57,565	(0.58)	1.38		1.38		94
2013	11.11	(0.14)	3.13	2.99	(0.38)	(0.38)	0.00	13.72	27.74	50,275	(1.05)	1.54	(e)	1.54	(e)	69
2012	8.19	(0.11)	3.10	2.99	(0.07)	(0.07)	0.00	11.11	36.71	11,714	(1.09)	2.01		2.69	(f)	140
Class A
2016	$12.12	$(0.14)	$1.86	$1.72	—	—	$0.00	$13.84	14.19%	$ 43,775	(1.10)%	1.42%		1.42	%(d)	60%
2015	15.36	(0.12)	(1.83)	(1.95)	$(1.29)	$(1.29)	0.00	12.12	(14.11)	57,987	(0.83)	1.37		1.37	(d)	73
2014	13.85	(0.09)	1.76	1.67	(0.16)	(0.16)	0.00	15.36	12.11	105,369	(0.59)	1.38		1.38		94
2013	11.21	(0.14)	3.16	3.02	(0.38)	(0.38)	0.00	13.85	27.76	192,157	(1.05)	1.54	(e)	1.54	(e)	69
2012	8.26	(0.13)	3.15	3.02	(0.07)	(0.07)	0.00	11.21	36.76	7,574	(1.20)	2.01		2.69	(f)	140
Class C
2016	$10.64	$(0.21)	$1.63	$1.42	—	—	$0.00	$12.06	13.35%	$ 57,796	(1.85)%	2.17%		2.17	%(d)	60%
2015	13.73	(0.20)	(1.60)	(1.80)	$(1.29)	$(1.29)	0.00	10.64	(14.74)	70,274	(1.58)	2.12		2.12	(d)	73
2014	12.49	(0.18)	1.58	1.40	(0.16)	(0.16)	0.00	13.73	11.25	87,443	(1.31)	2.13		2.13		94
2013	10.22	(0.22)	2.87	2.65	(0.38)	(0.38)	0.00	12.49	26.80	55,865	(1.79)	2.29	(e)	2.29	(e)	69
2012	7.59	(0.17)	2.87	2.70	(0.07)	(0.07)	0.00	10.22	35.79	1,913	(1.83)	2.76		3.44	(f)	140
Class I
2016	$12.27	$(0.11)	$1.89	$1.78	—	—	$0.00	$14.05	14.51%	$103,490	(0.85)%	1.17%		1.17	%(d)	60%
2015	15.50	(0.09)	(1.85)	(1.94)	$(1.29)	$(1.29)	0.00	12.27	(13.90)	174,754	(0.58)	1.12		1.12	(d)	73
2014	13.94	(0.05)	1.77	1.72	(0.16)	(0.16)	0.00	15.50	12.39	318,785	(0.30)	1.13		1.13		94
2013	11.26	(0.11)	3.17	3.06	(0.38)	(0.38)	0.00	13.94	28.00	110,170	(0.79)	1.29	(e)	1.29	(e)	69
2012	8.27	(0.09)	3.15	3.06	(0.07)	(0.07)	0.00	11.26	37.21	14,862	(0.84)	1.76		2.44	(f)	140

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Due to capital share activity, net investment loss per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2016 and 2015, there was no impact to the expense ratios.
(e)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $140,973 for the year ended September 30, 2013, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.48% (Class AAA and Class A), 2.23% (Class C), and 1.23% (Class I).

(f)	During the year ended September 30, 2012, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

See accompanying notes to financial statements.

10

The Gabelli Focus Five Fund

Notes to Financial Statements

1. Organization. The Gabelli Focus Five Fund is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

11

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 9/30/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$228,572,984	—	$228,572,984
U.S. Government Obligations	—	$9,411,138	9,411,138
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$228,572,984	$9,411,138	$237,984,122
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	—	$(33,750)	$(33,750)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	—	$(33,750)	$(33,750)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2016 or 2015.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or

12

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported, separately as Deposit at brokers, in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at September 30, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would

13

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at September 30, 2016, are reflected in the schedule of investments.

The Fund’s volume of activity in equity options contracts while outstanding during the year ended September 30, 2016 had an average monthly market value of approximately $48,457. Please refer to Note 5 for option activity during the year ended September 30, 2016.

At September 30, 2016, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Liabilities
Equity Written Options	$33,750	—	$33,750

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of Date:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount

Counterparty
Pershing LLC	$33,750	$33,750	—	—

As of September 30, 2016, the value of equity option positions can be found in the Statement of Assets and Liabilities, under Liabilities, Call options written. For the year ended September 30, 2016, the effect of equity option positions if any, can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, within Net change in unrealized appreciation on written options.

14

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made

15

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to current year write-off of net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2016, reclassifications were made to decrease accumulated net investment loss by $3,997,379 and decrease accumulated net realized loss on investments, written options, and foreign currency transactions by $1,040, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Year Ended September 30, 2015
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$31,010,091
Net long term capital gains	15,390,163

Total distributions paid	$46,400,254

No distributions were paid during the year ended September 30, 2016.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required,

At September 30, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,624,137)
Net unrealized appreciation on investments and written options	16,573,686
Qualified late year loss deferral*	(2,157,841)

Total	$12,791,708

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended September 30, 2016, the Fund elected to defer $2,157,812, and $29 of late year ordinary losses and long term capital losses, respectively.

At September 30, 2016, the Fund had short term capital loss carryforwards with no expiration of $1,624,137. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At September 30, 2016, the temporary differences between book basis and tax basis unrealized appreciation on investments were due to deferral of losses from wash sales for tax purposes.

16

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized depreciation at September 30, 2016:

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$221,416,644	$35,216,843	$(18,649,365)	$16,567,478
Written options	(39,959)	6,209	—	6,209

		$35,223,052	$(18,649,365)	$16,573,687

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2016, other than short term securities and U.S. Government obligations, aggregated $157,828,849 and $305,176,041 respectively.

17

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Written options activity for the Fund for the year ended September 30, 2016 was as follows:

	Number of Contracts	Premiums
Options outstanding at September 30, 2015	—	—
Options written	850	$90,525
Options exercised	(350)	(50,566)

Options outstanding at September 30, 2016	500	$39,959

6. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2016, the Fund paid $1,500 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $31,377 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended September 30, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $4,291.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

During the year ended September 30, 2016, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser. These purchase and sale transactions complied with Rule 17a-7 under the Act and amount to $499,500 and $4,158,400, respectively.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2016, there were no borrowings under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2016 was $458,103 with a weighted average interest rate of 1.03%. The maximum amount borrowed at any time during the year ended September 30, 2016 was $23,374,000.

8. Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

18

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	325,047	$3,981,673	613,887	$8,810,559
Shares issued upon reinvestment of distributions	—	—	305,052	4,411,053
Shares redeemed	(1,113,757)	(13,666,921)	(1,454,097)	(20,441,866)

Net decrease	(788,710)	$(9,685,248)	(535,158)	$(7,220,254)

Class A
Shares sold	545,886	$6,946,569	1,269,743	$18,577,441
Shares issued upon reinvestment of distributions	—	—	530,683	7,747,971
Shares redeemed	(2,168,667)	(27,316,293)	(3,875,110)	(55,188,677)

Net decrease	(1,622,781)	$(20,369,724)	(2,074,684)	$(28,863,265)

Class C
Shares sold	745,654	$8,293,234	1,737,215	$22,450,442
Shares issued upon reinvestment of distributions	—	—	512,106	6,606,165
Shares redeemed	(2,559,094)	(28,250,044)	(2,012,006)	(25,431,010)

Net increase/(decrease)	(1,813,440)	$(19,956,810)	237,315	$3,625,597

Class I
Shares sold	1,608,302	$20,528,256	3,482,601	$51,033,834
Shares issued upon reinvestment of distributions	—	—	1,336,689	19,716,160
Shares redeemed	(8,485,808)	(107,987,987)	(11,144,226)	(161,202,267)

Net decrease	(6,877,506)	$(87,459,731)	(6,324,936)	$(90,452,273)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2016 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Loss	Value at September 30, 2016	Percent Owned of Shares Outstanding
Bioscrip Inc.	7,639,940	3,160,060	(1,843,977)	8,956,023	—	$(7,497,732)	$25,882,906	7.86%
Jason Industries Inc.*	1,595,212	117,515	(1,712,727)	—	—	(9,870,852)	—	—

					—	$(17,368,584)	$25,882,906

*	Security is no longer considered affiliated at 09/30/16.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

The Gabelli Focus Five Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Focus Five Fund

We have audited the accompanying statement of assets and liabilities of The Gabelli Focus Five Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Focus Five Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

November 23, 2016

20

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focus Five Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1991	30	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)
John Gabelli Director Age: 72	Since 1991	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 80	Since 1991	36	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 72	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 77	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank

Kuni Nakamura Director Age: 48	Since 2009	19	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 91	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 82	Since 1991	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza Director Age: 70	Since 2001	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

21

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

22

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli Equity Series Funds, Inc.

THE GABELLI FOCUS FIVE FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focus Five Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q316AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $84,900 in 2015 and $90,800 in 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2015 and $0 in 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,800 in 2015 and $11,100 in 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $34,038 in 2015 and $31,621 in 2016. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $44,838 in 2015 and $42,721 in 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Equity Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 12/02/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 12/02/2016

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 12/02/2016

*	Print the name and title of each signing officer under his or her signature.